SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant       [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement                                               [   ]     Confidential, for Use of
[   ] Definitive Proxy Statement                                                          the Commission Only
[   ] Definitive Additional Materials                                                     (as permitted by
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12                       Rule 14a-6(e)(2))

                           PROGRAMMER'S PARADISE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[   ] No fee required.
[ X ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.
      (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           The filing fee is calculated based upon a sale price of 14,500,000 Euro, or approximately $12,201,750 based upon a Euro to U.S. Dollar exchange rate of .8415 on October 19, 2000.
      --------------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:
           $12,201,750
      --------------------------------------------------------------------------
      (5)  Total fee paid:
           $2,440.35
      --------------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount Previously Paid:

      --------------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      (3)  Filing Party:

      --------------------------------------------------------------------------
      (4)  Date Filed:

      --------------------------------------------------------------------------

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                                   -----------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        to be held on [December 11], 2000


TO OUR STOCKHOLDERS:

         NOTICE IS  HEREBY  GIVEN  that a Special  Meeting  of  Stockholders  of
Programmer's Paradise, Inc. will be held at [the officers of Dechert, 30 Rockefeller Plaza, 23rd Floor, New York, New York], on [Monday], [December 11], 2000, at 9:00 a.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to approve the Agreement for the Sale and Purchase of Shares, between the Company and P.C. Ware Information Technologies AG, pursuant to which the Company's European subsidiaries would be sold to P.C. Ware and which sale, under Section 271 of the Delaware General Corporation Law, may be construed as constituting a sale of substantially all of the Company's property and assets. The European subsidiaries are in the business of distributing computer software and software license management services to programmers in Europe; and

         2. To consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed [November 18], 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A complete list of stockholders is open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at the Company's headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey.

                                            By Order of the Board of Directors,


                                            William H. Willett
                                            Chairman and Chief Executive Officer

Dated: [November 20], 2000



Your vote is important. You are urged to fill in, sign, date and mail the enclosed proxy. If you attend the Special Meeting and vote in person, the proxy will not be used. If the proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your proxy will save the expense involved in further communication.

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----

INTRODUCTION .....................................................................................................1
         Time, Date and Place.....................................................................................1
         Purpose of the Special Meeting...........................................................................1
         Vote Required; Proxies...................................................................................2

PROPOSAL TO APPROVE THE AGREEMENT FOR THE SALE AND PURCHASE
OF SHARES AND THE COMPANY'S SALE OF ITS EUROPEAN SUBSIDIARIES.....................................................2
         General..................................................................................................2
         Background and Principal Reasons for the Proposed Sale...................................................2
         Recommendation of the Board of Directors.................................................................3
         Opinion of Financial Advisor.............................................................................3
         Description of the Agreement for the Sale and Purchase of Shares ........................................5
         Estimated Net Proceeds From the Proposed Sale; Ongoing Corporate Operations..............................7
         Accounting Treatment.....................................................................................8
         Federal Income Tax Consequences of the Proposed Sale.....................................................8
         Stockholder Approval.....................................................................................8
         Rights of Dissenting Stockholders........................................................................8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................................9

SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION................................................................10
         Statements of Operations Information....................................................................13
         Balance Sheet Information...............................................................................13

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..................................................................13

OTHER MATTERS ...................................................................................................14


ANNEX I  Agreement for the Sale and Purchase of Shares
ANNEX II Fairness Opinion


                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                               ------------------

                           PRELIMINARY PROXY STATEMENT
                     for the Special Meeting of Stockholders
                        to be held on [December 11], 2000
                               ------------------


                                                             [November 20], 2000

TO OUR STOCKHOLDERS:


                                  INTRODUCTION


Time, Date and Place

         This preliminary Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Stockholders (and any adjournments or postponements thereof) to be held at [the officers of Dechert, 30 Rockefeller Plaza, 23rd Floor, New York, New York], on [Monday], [December 11], 2000 at 9:00 a.m., local time. The approximate date on which this preliminary Proxy Statement and the accompanying form of proxy will be sent to the stockholders is [November 20], 2000.

         All holders of record of the Company's Common Stock at the close of business on [November 18], 2000, are entitled to vote at the meeting and their presence is desired. Each outstanding share of Common Stock as of such date is entitled to one vote. At the close of business on [November 18], 2000, [__________] shares of Common Stock were outstanding.

         If you cannot be present in person at the Special Meeting, the Board of Directors of the Company requests that you execute and return the enclosed proxy as soon as possible. The person who signs the proxy must be either (i) the registered stockholder of such shares of Common Stock or (ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity on behalf of such registered Stockholder. You can, of course, revoke a proxy at any time before it is voted, if so desired, by filing with the Secretary of the Company an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Any such filing should be sent to Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702; Attention: Secretary.
Attendance at the Special Meeting will not by itself constitute revocation of a proxy.


Purpose of the Special Meeting

         As previously reported on [October __], 2000, the Company entered into an Agreement for the Sale and Purchase of Shares, dated as of [October __], 2000, with P.C. Ware Information Technologies AG, a German corporation, pursuant to which the Company has agreed to sell to P.C. Ware all of the issued and outstanding capital stock of the Company's European subsidiaries, ISP*D International Software Partners GmbH, InTeCo - Entwicklungsgesellschaft fur Communication mbH, InTeCo - Entwicklungsgesellschaft fur Informationstechnologie und Communication mbH, Logicsoft Holding B.V., Logicsoft Group Nederland B.V., Eurosoft B.V., ISP*A Software Partners GmbH, Logicsoft Group France S.A.S., Lifeboat Associates Italia S.R.L., Programmer's Paradise Italia S.R.L., International Software Partners Italia S.R.L., Systematika Ltd., Developer's Paradise, Ltd., Programmer's Paradise (UK) Ltd., ISP*UK Ltd., International Software Partners UK Limited, System Science Ltd., "C" Science Ltd., and Internet Paradise Ltd. The Company is retaining its equity investment in Healy-Hudson AG.

         Under Delaware law, the sale of the European subsidiaries by the Company might be deemed a sale of substantially all of the Company's assets requiring stockholder approval. To remove any doubt, the Company's Board of Directors has called a Special Meeting of Stockholders so that the Company's stockholders may consider and vote upon the proposal to approve the Agreement for the Sale and Purchase of Shares and the sale by the Company of its European subsidiaries. Pursuant to the Delaware General Corporation Law, holders of shares of the Company's voting securities will not be entitled to rights of appraisal in connection with the sale of the European subsidiaries pursuant to the Agreement for the Sale and Purchase of Shares.

         Stockholders may also consider and vote upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.


Vote Required; Proxies

         The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote as of [November 18], 2000 is required for a quorum at the Special Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against the sale proposal.

         Shares of Common Stock which are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted (1) FOR the proposal to approve the Agreement for the Sale and Purchase of Shares and the sale by the Company of its European subsidiaries; and (2) in the discretion of the persons named in the proxies, as proxy appointees, as to any other matter that may properly come before the Special Meeting.

         If you are a participant in the Company's 401(k) Savings Plan, your proxy represents the number of shares in your plan account as well as other shares registered in your name. For those shares in your plan account, the proxy will serve as a voting instruction for the trustee of the plan. If voting instructions are not received by the trustee for shares in your plan account, the trustee will not be able to vote those shares on your behalf.

         Shares held by brokers may not be voted on the sale proposal absent stockholder instructions.


      PROPOSAL TO APPROVE THE AGREEMENT FOR THE SALE AND PURCHASE OF SHARES
               AND THE COMPANY'S SALE OF ITS EUROPEAN SUBSIDIARIES


General

         At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon the approval of the Agreement for the Sale and Purchase of Shares, dated as of [October __], 2000, between the Company and P.C. Ware, which provides for the sale by the Company to P.C. Ware of all of the outstanding capital stock of the Company's European subsidiaries for a purchase price in cash of Euro 14,500,000. The terms of the agreement are summarized below under the caption "Description of the Agreement for the Sale and Purchase of Shares."


Background and Principal Reasons for the Proposed Sale

         On August 2, 2000, the Company and P.C. Ware executed a letter of intent in Leipzig, Germany and issued a press release as to the sale of the Company's European subsidiaries to P.C. Ware for Euro 14,500,000. On [October __], 2000, the Company and P.C. Ware executed the Agreement for the Sale and Purchase of Shares. The sale, which is subject to several customary conditions, including the approval of the stockholders of the Company, is scheduled to close in [December] 2000.

         The Company believes that it can increase its profits and long-term prospects by investing the net proceeds in expansion of its U.S. business or by acquisition of related businesses. The Company has no present plans or proposals with respect to the use of net proceeds.


Recommendation of the Board of Directors

         The Board of Directors of the Company has unanimously concluded that the sale of the European subsidiaries is in the best interests of the Company and its stockholders and that the terms and conditions contained in the Agreement for the Sale and Purchase of Shares are fair to, and in the best interests of, the Company and its stockholders.

         In arriving at its conclusion, the Board of Directors considered a number of factors, including those noted immediately below, which were determined by the Board to favor a decision to approve the consummation of the proposed sale:

         o    The price and terms of the proposed sale;

         o The current financial condition of and future prospects for the Company;

         o The opportunity to use the cash proceeds of the proposed sale to strengthen the Company's financial position and to pursue more aggressively the Company's remaining business;

         o The opportunity to realize immediate value for the stockholders of the Company; and

         o The draft written opinion of C.E. Unterberg, Towbin to the effect that, based on its review and analysis and subject to the assumptions and limitations set forth therein, the terms of the proposed sale are fair to the Company from a financial point of view.

         In view of the variety of factors considered, the Board of Directors did not assign relative weights to the factors listed above or determine that any factor was of particular importance. Rather, the Board viewed its recommendations as being based on the totality of the information presented. Also, the Board relied on the experience and expertise of C.E. Unterberg, Towbin, its financial advisor, for analysis of the financial terms of the transaction. In considering all the factors described above, individual members of the Board may have given different weight to different factors. The Board considered all these factors as a whole to be favorable to the Company and to support its determination to approve the transaction and recommend it to the Company's stockholders.

         The Board of Directors of the Company unanimously recommends that you vote FOR the proposal to approve the Agreement for the Sale and Purchase of Shares and the sale of the Company's European subsidiaries. Your approval of the sale proposal will authorize the Company to make future amendments or modifications to the terms and conditions of the transaction, provided such amendments do not materially reduce the net proceeds that the Company will receive from the sale.


Opinion of Financial Advisor

         C.E. Unterberg, Towbin has acted as the Company's financial advisor in connection with the transaction. On October 20, 2000, Unterberg, Towbin delivered to the Board of Directors of the Company its written opinion in draft form (the "CEUT Draft Opinion") that as of that date and based upon and subject to the factors, procedures and assumptions set forth in the CEUT Draft Opinion, the consideration to be paid to the Company is fair from a financial point of view.

         The CEUT Draft Opinion has not been completed and is subject to change. Such opinion may not be relied upon by the Company or any stockholder of the Company in connection with this transaction until formally delivered in final form to the Board of Directors of the Company. Unterberg, Towbin's delivery of a written opinion in final form will be conditioned upon, among other things, the completion by Unterberg, Towbin of its review and analysis of the definitive terms and conditions of the transaction and the related agreements. There can be no assurance that Unterberg, Towbin will deliver a written opinion in final form in connection with this transaction or that, if an opinion is delivered in final form in connection with this transaction, such opinion will not differ in any material respect from the CEUT Draft Opinion included in this preliminary Proxy Statement.

         The full text of the CEUT Draft Opinion is attached as Annex II to this preliminary Proxy Statement. Stockholders are urged to read the CEUT Draft Opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at such opinion. The CEUT Draft Opinion was prepared for the Board of Directors and is directed only to the fairness of the consideration to be received by the Company from a financial point of view. The CEUT Draft Opinion does not address the merits of the underlying decision by the Company to engage in the transaction or other business strategies considered by the Board of Directors. The CEUT Draft Opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote at the meeting.

         The Company imposed no restrictions or limitations on C.E. Unterberg, Towbin with respect to the investigations made or the procedure followed by C.E. Unterberg, Towbin in rendering its opinion. In arriving at its opinion, C.E. Unterberg, Towbin reviewed, among other things, a draft of the proposed Agreement for the Sale and Purchase of Shares, dated as of [October __], 2000 and this preliminary Proxy Statement and the related schedules and exhibits. C.E. Unterberg, Towbin also reviewed financial and other information that was publicly available. The Company provided C.E. Unterberg, Towbin certain internal financial statements and financial projections of the Company prepared by the Company's management. In addition, C.E. Unterberg, Towbin compared certain financial and securities data of the Company with various other companies whose securities are publicly traded, reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions, and conducted such other analyses and considered such other factors as C.E. Unterberg, Towbin deemed appropriate for the purpose of rendering its opinion, as reflected in the CEUT Draft Opinion.

         In rendering its opinion, as reflected in the CEUT Draft Opinion, C.E. Unterberg, Towbin assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for the purposes of its opinion. C.E. Unterberg, Towbin assumed that the financial projections supplied to it were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company and the European subsidiaries. C.E. Unterberg, Towbin relied, without independent verification, upon the assessment by the Company's management of the Company's technologies and products, and the validity of, and risks associated with, the Company's existing and future products and technologies. C.E. Unterberg, Towbin did not make any independent valuation or appraisal of the assets and liabilities of the Company, nor was C.E. Unterberg, Towbin furnished with any such appraisals.

         C.E. Unterberg, Towbin's opinion is necessarily based on economic, market and other conditions as in effect on, and on the information made available to C.E. Unterberg, Towbin as of, the date of the CEUT Draft Opinion. In conducting its analysis and arriving at such draft opinion, Unterberg, Towbin assumed, with the consent of the Company, that the transaction would be consummated on the terms described in this preliminary Proxy Statement, without any modification, amendment or waiver of any material terms or conditions thereof. In connection with the financial advice rendered and the delivery of a final written opinion, the Company will pay C.E. Unterberg Towbin a fee in an amount equal to $200,000.

         C.E. Unterberg, Towbin is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, financing and financial advisory services. In the ordinary course of its trading, brokerage and financing activities, C.E. Unterberg, Towbin or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity securities or senior loans of the Company.

Description of the Agreement for the Sale and Purchase of Shares

General
-------

         The following is a brief summary of certain provisions of the Agreement for the Sale and Purchase of Shares. This summary does not provide a complete description of all of the terms and conditions of the Agreement for the Sale and Purchase of Shares. It is qualified in its entirety by reference to the Agreement for the Sale and Purchase of Shares, a copy of which (without schedules or exhibits) is attached to this preliminary Proxy Statement as Annex
I. You are urged to read Annex I in its entirety.

Sale of European Subsidiaries
-----------------------------

         The Agreement for the Sale and Purchase of Shares provides for the sale by the Company of all of the outstanding capital stock of its European subsidiaries (ISP*D International Software Partners GmbH, InTeCo - Entwicklungsgesellschaft fur Communication mbH, InTeCo - Entwicklungsgesellschaft fur Informationstechnologie und Communication mbH, Logicsoft Holding B.V., Logicsoft Group Nederland B.V., Eurosoft B.V., ISP*A Software Partners GmbH, Logicsoft Group France S.A.S., Lifeboat Associates Italia S.R.L., Programmer's Paradise Italia S.R.L., International Software Partners Italia S.R.L., Systematika Ltd., Developer's Paradise, Ltd., Programmer's Paradise (UK) Ltd., ISP*UK Ltd., International Software Partners UK Limited, System Science Ltd., "C" science Ltd., and Internet Paradise Ltd.) to P.C. Ware. The Company is retaining its equity investment in Healy-Hudson AG.

The Purchaser
-------------

         P.C. Ware is a specialist service provider and developer of information technology focusing on the software license dealing segment and related services. P.C. Ware provides solutions for the optimization of information technology investment strategies for the public sector and large industrial accounts. P.C. Ware's full-service approach comprises purchasing and license management for software as well as consulting and support services tailored to individual customers. In addition, P.C. Ware develops its own Internet and intranet software solutions.

         P.C. Ware is among the top-three-selling Microsoft Select partners in Germany and is a market leader in the licensing of standard software for public sector administration.

         In addition to its headquarters in Leipzig, Germany, P.C. Ware also has offices in Berlin, Erfurt, Chemnitz, Kempten in Allgau, Magdeburg, Obertshausen near Frankfurt am Main and Rostock. Business is conducted in P.C. Ware's own premises in Leipzig and Magdeburg.

Purchase Price
--------------

         Upon the terms and subject to the conditions set forth in the Agreement for the Sale and Purchase of Shares, P.C. Ware will purchase from the Company all of the outstanding capital stock of the European subsidiaries for a purchase price in cash of Euro 14,500,000. Of that amount, Euro 725,000 has been delivered to the Company as a down payment on [October __], 2000.

Closing; Conditions to Closing
------------------------------

         It is anticipated that if the Agreement for the Sale and Purchase of Shares and sale by the Company of its European subsidiaries is approved by the stockholders at the Special Meeting, the closing of the sale will take place in [December], 2000.

         Pursuant to the Agreement for the Sale and Purchase of Shares, the consummation of the sale is subject to, and conditioned upon, among other things:

         o the representations and warranties of the Company being true and correct as of the closing date;

         o the Company having performed all of their material obligations and agreements under the Agreement for the Sale and Purchase of Shares;

         o the Company having obtained all consents, approvals, authorizations and waivers (i) necessary to assure the continuance of the relationships of the European subsidiaries with their existing customers and suppliers and (ii) required for the transfer of the shares of the European subsidiaries to P.C. Ware; and

         o the receipt of clearance from all required national and European Union competition and other regulatory authorities in connection with the transactions contemplated by the Agreement for the Sale and Purchase of Shares.

Indemnification
---------------

         If any of the representations or warranties made by the Company in the Agreement for the Sale and Purchase of Shares are not correct, P.C. Ware may request that the Company restore, within reasonable time, but within four weeks of receipt of such request, the situation that would exist had the representation or warranty been correct.

         If the Company does not restore the warranted situation within such time, or if the restoration of such situation is not possible, P.C. Ware will be entitled to money damages.

         The Company has also agreed to indemnify P.C. Ware and the European subsidiaries against any and all tax liability in excess of the amounts accrued therefor in the Subsidiary's financial statements for (i) taxes assessed against the European subsidiaries with respect to all taxable periods ending on or prior to the closing date or (ii) apportionment of taxes that relate to taxable periods beginning before and ending after the closing date to the extent attributable to the pre-closing portion thereof.

         P.C. Ware will not be entitled to assert any claim for indemnification against the Company in respect of a breach of any representation or warranty until such time as all claims of P.C. Ware for indemnification against the Company exceed Euro 300,000, in which case P.C. Ware will be entitled to claims in an amount up to Euro 7,500,000 in the aggregate; provided, however, that the Company will only be liable for the amount by which all claims exceed Euro 300,000.

         Generally, claims may only be asserted by P.C. Ware within 240 days of the closing date. Claims with respect to representations and warranties of the Company regarding the Company's ownership of the shares of the European subsidiaries and the valid issuance and transfer of such shares may be asserted for a period of two years commencing on the closing date. Generally, claims with respect to tax liability may be asserted for a period equal to the shorter of the statutes of limitation with respect to such liabilities and six years following the closing date.

         On the closing date, the Company is required to deliver to P.C. Ware a letter of credit or a bank guarantee of a first-rate German bank or the German branch office of a first-rate international bank in the amount of Euro 3,275,000. The letter of credit is intended to serve as security for any claims of P.C. Ware arising from breaches of representations and warranties under, as well as any other obligations of Seller arising from, the Agreement for the Sale and Purchase of Shares.

         The letter of credit or bank guarantee will expire 240 days after the closing date insofar as no substantiated claims covered by such letter of credit or bank guarantee have been asserted against the Company within such 240 days. If substantiated claims have been asserted within such 240 days, the letter of credit or bank guarantee will, after the expiration of the 240-day period, remain in effect until such claims have been finally adjudicated, but only in the amount of claims raised.

Representations and Warranties
------------------------------

         The Company has made various representations and warranties to P.C. Ware in the Agreement for the Sale and Purchase of Shares, including, among others, representations and warranties related to: corporate organization and existence; authorization and enforceability; subsidiaries; financial statements and financial condition; title to and condition of assets; public subsidies; insurance; contracts; litigation; taxes, public impositions and contributions; ordinary course of business; permits; guarantees; retirement benefits; customers and suppliers; important executives; employees; employment matters; disclosure; and the capitalization of the European subsidiaries.

Covenant Not to Compete; Confidentiality
----------------------------------------

         The Agreement for the Sale and Purchase of Shares includes a covenant not to compete providing that the Company, for a period of two years following the closing date, shall not, in the territory where the European subsidiaries currently distribute, resell and direct sales of software (Germany, The
Netherlands, Belgium, Luxemburg, France, Austria, Switzerland, England and Wales, Scotland, Northern Ireland and Italy), engage in any activities that intend or might result in any kind of direct or indirect competition with the current business activities of the European subsidiaries.

         The covenant not to complete does not, however, restrict the Company's ability to continue to accept international orders received by the Company via the Company's Internet website that relate to so-called shrink-wrapped products, and to carry out such orders, provided that no existing customers of the European subsidiaries with whom volume licensing agreements have been concluded are serviced. Furthermore, the Company's ability to service customers in the territory, is only subject to the covenant not to compete if the business volume with such customers in the aggregate exceeds DM 1,000,000 per year.

         If the Company breaches the covenant not to compete and does not remedy such breach within four weeks after notice of such breach by P.C. Ware, the Company is required to pay P.C. Ware liquidated damages for each individual breach (excluding the notion of a "continued breach") in the amount of Euro __________. If one breach extends over a longer period of time, the Company shall pay additional liquidated damages in the amount of Euro ___________ for each and any additional month of such breach. P.C. Ware's right to assert higher damages, if any, incurred by it or by the European subsidiaries and P.C. Ware's right to seek injunctive relief shall be unaffected.

         The Company has also agreed that for three years from the closing date, the Company shall keep secret and confidential all and any information it possesses relating to the European subsidiaries and their respective businesses.

Termination
-----------

         The Agreement for the Sale and Purchase of Shares may be terminated by:

         o either party if the closing shall not have occurred on or before December 31, provided that such party is not in breach of the any of its material obligations under the Agreement for the Sale and Purchase of Shares and, provided, further, that such termination right may not be exercised until February 16, 2001 in the event that the necessary clearance by all competent competition authorities has not been obtained or the special meeting of stockholders of the Company shall not have occurred prior to December 31, in each case, for reasons beyond the control of the parties; or

         o a non-breaching party if the other party is in material breach of its obligations under the Agreement for the Sale and Purchase of Shares, and such breach cannot be reasonably cured or the breaching party is not taking reasonable efforts to cure such breach.

Governing Law; Venue for Determination of Disputes
--------------------------------------------------

         The Agreement for the Sale and Purchase of Shares is governed by and will be construed in accordance with the internal laws of the Federal Republic of Germany. All disputes arising in connection with the Agreement for the Sale and Purchase of Shares or in view of its validity and which cannot be settled by amicable agreement are required to be finally adjudicated in accordance with the rules of arbitration of the German Institution of Arbitral Jurisdiction (DIS) without recourse to courts of law. The court of arbitration can also finally decide on the validity of the present arbitration agreement. The venue of the court of arbitration is Dusseldorf, Germany.


Estimated Net Proceeds From the Proposed Sale; Ongoing Corporate Operations

         If the sale of the Company's European subsidiaries is approved by the Company's stockholders and is thereafter consummated, the Company may be deemed to have disposed of substantially all of its assets under

Delaware law. The Board of Directors, however, intends to continue operating the Company's remaining business. The Company estimates that after deducting expenses of the transaction and taxes, it will have, based upon current Euro to U.S. dollar conversion rates as of October 19, 2000 [to be updated to day before definitive filing], approximately U.S.$[____] million of cash proceeds from the sale. The Company has no present plans or proposals with respect to the use of such net proceeds but estimates that such net proceeds will be used by the Company in expansion of its remaining U.S. business or for the acquisition of related businesses.


Accounting Treatment

         The sale of the European subsidiaries will be accounted for as a sale of all of the capital stock of the Company's European subsidiaries in accordance with generally accepted accounting principles. The Company will record a gain or loss for book purposes based upon the net proceeds to be received under the Agreement for the Sale and Purchase of Shares and the book value of the capital stock sold.


Federal Income Tax Consequences of the Proposed Sale

         The following is a summary of certain of the federal income tax consequences to the Company as a result of the sale of the European subsidiaries under the Agreement for the Sale and Purchase of Shares, which summary is believed by the Company to contain a description of all material tax aspects of the sale of the European subsidiaries under the Agreement for the Sale and Purchase of Shares. The consummation of the sale of the capital stock of the European subsidiaries will be a taxable transaction to the Company. The consummation of such sale will not in itself be a taxable event for the stockholders of the Company.


Stockholder Approval

         As of [November 18], 2000, the directors and officers, and their spouses and children, of the Company owned approximately [3.8]% of the outstanding shares of the Company's Common Stock, and they have indicated that they intend to vote all such shares in favor of the sale of the European subsidiaries.

         Approval at the Special Meeting by the Company's stockholders of the Agreement for the Sale and Purchase of Shares and the transactions contemplated thereby will also authorize the Company, without further stockholder approval and without further solicitation of proxies from stockholders to make future modifications and amendments to the terms and conditions of the sale of the European subsidiaries, provided such amendments do not materially reduce the net proceeds that the Company will receive from the sale. The Company is not currently aware of any such amendments or modifications which are expected to occur. If stockholder approval is not obtained, the Company will terminate the Agreement for the Sale and Purchase of Shares in accordance with its terms and the Company will continue to own and operate the European subsidiaries.


Rights of Dissenting Stockholders

         Pursuant to the Delaware General Corporation Law, holders of shares of the Company's voting securities will not be entitled to rights of appraisal in connection with the sale of the European subsidiaries pursuant to the Agreement for the Sale and Purchase of Shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of [September 30], 2000 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the directors and certain officers of the Company and (iii) all directors and officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.


                                                    Shares Beneficially Owned(1)
                                                    -------------------------

    Name                                                Number     Percentage
    ----                                                ------     ----------

    Edwin Morgens (2)(3)                                187,421        2.9%
    Allan D. Weingarten (2)(4)                           28,250        *
    F. Duffield Meyercord (2)(5)                         46,275        *
    William H. Willett (2)(6)                           222,187        3.4
    Jeffrey Largiader (2)(7)                             70,950        1.1
    All directors and executive officers as a group     593,583       11.4
    (7 persons) (2)(8)
    ROI Capital Management, Inc. (9)                    516,600       10.0
    ROI Partners, L.P. (10)                             292,300        5.6
    Matador Capital Management Corp. (11)               473,600        9.3
    Dimensional Fund Advisors, Inc. (12)                322,900        6.3

------------------------

* Less than 1%.

(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has "beneficial ownership" with respect to the shares set forth opposite such person's name. The information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.
(2) The address for each director and executive officer of the Company is c/o Programmer's Paradise, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.
(3) Includes options to purchase 34,125 shares of Common Stock. Also includes 36,439 shares of Common Stock held by a trust for the benefit of Mr. Morgens' daughter, with respect to which Mr. Morgens disclaims beneficial ownership.
(4)      Includes   options   to  purchase   26,250   shares  of  Common  Stock.
(5)      Includes   options   to  purchase   35,025   shares  of  Common  Stock.

(6)      Includes   options   to  purchase  212,187   shares  of  Common  Stock.
(7)      Includes   options   to  purchase   60,950   shares  of  Common  Stock.
(8)      Includes   options   to  purchase  470,437   shares  of  common  stock.
(9) The address for ROI Capital Management, Inc. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. Beneficial ownership information is based upon information set forth in ROI Capital Management's
         Schedule 13G, dated February 11, 2000.
(10) The address for ROI Partners, L.P. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. Beneficial ownership information is based upon information set forth in ROI Partners' Schedule 13G, dated February 11, 2000.
(11) The address for Matador Capital Management Corp. is 200 1st Avenue North, Suite 203, St. Petersburg, FL 33701. Beneficial ownership information is based upon information set forth in Matador Capital Management's Schedule 13G, dated February 14, 2000.
(12) The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Beneficial ownership information is based upon information set forth in Dimensional Fund Advisors' Schedule 13G, dated February 11, 2000.


                SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following summary unaudited Pro Forma Balance Sheet as of June 30, 2000, and the Pro Forma Statements of Operations for the year ended December 31, 1999, and the six months ended June 30, 2000, are presented to give effect to the sale of the Company's European subsidiaries.

         Historical financial data used to prepare the pro forma financial statements were derived from the audited financial statements included in the Company's Form 10-K for the year ended December 31, 1999, and the unaudited financial statements included in the Company's Report on Form 10-Q for the six months ended June 30, 2000, which are incorporated by reference into this preliminary Proxy Statement. See "Incorporation of Certain Documents by Reference." These pro forma financial statements should be read in conjunction with such historical financial statements.

         The pro forma adjustments reflected herein are based on available information and certain assumptions that the Company's management believes are reasonable. Pro forma adjustments made in the Pro Forma Balance Sheet assume that the sale of the European subsidiaries was consummated on June 30, 2000, and do not reflect the impact of the European subsidiaries historical operating results or changes in other balance sheet amounts subsequent to June 30, 2000. The pro forma adjustments related to the Pro Forma Statements of Operations assume that the sale of the European subsidiaries was consummated as of January 1, 1999.

         The Pro Forma Balance Sheet and Pro Forma Statements of Operations are based on assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements and are subject to change. Such pro forma financial information should not be used as a basis for forecasting the future operations of the Company. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the sale of the European subsidiaries had actually occurred on the indicated date.


Balance Sheet Data:
(in thousands)
(unaudited)
----------------------------------------------------------------------------------------------------------------------
                                                                         Pro Forma Adjustments
----------------------------------------------------------------------------------------------------------------------
                                                                 Assets Sold      Proceeds of        Pro Forma as
                                                   Historical        (3)             Sale              Adjusted
----------------------------------------------------------------------------------------------------------------------

Assets
Current assets:
    Cash and cash equivalents                        $8,655        ($7,285)        $14,157(4)       $15,527
    Accounts receivable, net                         34,779        (23,187)              -           11,592
    Inventory - finished goods                        5,943         (2,220)              -            3,723
    Prepaid and other current assets                  3,204         (1,230)              -            1,974
    Deferred income taxes                             1,553           (709)              -              844

----------------------------------------------------------------------------------------------------------------------
Total current assets                                 54,134        (34,631)         14,157           33,660

Equipment and leasehold improvements, net             1,896           (780)              -            1,116
Goodwill, net                                        14,092         (6,493)              -            7,599
Other assets                                          1,337            (46)              -            1,383
Deferred income taxes                                 2,322           (196)              -            2,126
Intercompany trade receivables                            -         (5,631)          5,631(5)             -

----------------------------------------------------------------------------------------------------------------------
Total assets                                        $73,781       ($47,685)        $19,788          $45,884
======================================================================================================================

Liabilities & Stockholders' equity
Current liabilities:
    Notes payable to banks                           $1,328        $     -         $(1,328)            $  -
    Accounts payable and accrued expenses            36,182        (25,295)              -           10,938
    Other current liabilities                         3,337         (3,337)              -                -

----------------------------------------------------------------------------------------------------------------------
Total current liabilities                            40,847        (28,632)         (1,328)          10,887

Intercompany trade payables                               -         (7,836)          7,836(5)             -

Stockholder's equity:
    Common Stock                                         52              -               -               52
    Additional paid-in-capital                       35,841        (10,475)         10,475           35,841
    Treasury stock                                   (1,325)              -              -           (1,325)
    Retained earnings                                   713         (3,089)          2,805              429
    Accumulated other comprehensive loss             (2,347)          2,347              -                -

----------------------------------------------------------------------------------------------------------------------
Total Stockholders' equity                           32,934        (11,217)         13,280           34,997

----------------------------------------------------------------------------------------------------------------------
Total liabilities & stockholders' equity            $73,781       $(47,685)        $19,788          $45,884
----------------------------------------------------------------------------------------------------------------------



Statements of Operations:
(in thousands, except per share amounts)
(unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                    Six Months Ended June 30, 2000               Year Ended December 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                             Pro Forma       Pro Forma as                     Pro Forma        Pro Forma
                              Historical    Adjustments        Adjusted     Historical     Adjustments      as Adjusted
--------------------------------------------------------------------------------------------------------------------------


Net Sales                     $  104,635    $  60,023  (1)    $  44,612     $  244,139      $160,591 (1)     $83,548

Cost of sales                     94,243       55,053  (1)       39,190        218,014       145,756 (1)      72,258
                              ----------    ---------         ---------     ----------      --------         -------

Gross profit                      10,392        4,970             5,422         26,125        14,835          11,290

Selling, general and              11,969        6,079  (1)        5,890         24,422        13,996 (1)      10,426
administrative expenses

Amortization of goodwill             733           79  (1)          654          1,795           113 (1)       1,682
                              ----------    ----------        ----------    ----------      --------         --------

Income (loss) from                (2,310)      (1,188)           (1,122)           (92)          726            (818)
operations
                              ==========================================    =========================================

Other (expense) income:
    Interest expense                (172)        (172) (2)            -           (408)         (408)(2)           -
    Interest income                  161           74  (1)           87            548           231 (1)         317
    Realized foreign
    exchange gain                     20            -                20              -             -               -
    Unrealized foreign
    exchange (loss) gain            (236)        (289) (1)           53            525           254 (1)          271
                              -----------   ----------        ----------    ----------      --------         --------

Income (loss) before income
taxes                             (2,537)      (1,575)             (962)           573           803            (230)

Income tax provision
(benefit)                           (793)        (404) (1)         (389)         1,302         1,595 (1)        (293)
                              -----------   ----------        ----------    ----------      --------         --------

Net income (loss)             $   (1,744)  $   (1,171)            $(573)         $(729)        $(792)            $63

Basic net income (loss) per
common share                  $    (0.35)                        $(0.12)        $(0.14)                        $0.01

Diluted net income (loss)
per common share              $    (0.35)                        $(0.12)        $(0.14)                        $0.00

Weighted average common
shares outstanding - Basic         4,982                          4,982          5,100                         5,100

Weighted average common
shares outstanding - Diluted       4,982                          4,982          5,100                         5,100

--------------------------------------------------------------------------------------------------------------------------


The unaudited pro forma financial information as of and for the six month period ended June 30, 2000 and for the year end December 31, 1999, gives effect to the following pro forma adjustments (dollars in thousands):

Statements of Operations:

1. To give retroactive effect to the decrease in revenues, operating expenses, other expenses and income and income tax provision (benefit) estimated by the Company to be attributable to substantially all operating activities of the European subsidiaries.

2. To reflect a reduction in the Company's interest expense of $142 and $84, for the year ended December 31, 1999 and the six months ended June 30, 2000 respectively, incurred relating to the revolving line of credit with PNC Bank, National Association, assuming the application of proceeds from the sale of the European subsidiaries to repay the outstanding indebtedness under this facility. The total interest expense of $408 and $172, for the year ended December 31, 1999 and the six months ended June 30, 2000 respectively, includes $267 and $88 for the same periods from the European subsidiaries.

Balance Sheet:

3. Represents the assets to be sold to and liabilities to be assumed by P.C. Ware, excluding the inter-company account balances described in footnote 5.

4. Represents cash sales price of $13,785 plus the payment of $2,205 by the European subsidiaries for settlement of invoices related to the normal course of business, less the repayment of $1,328 of a bank loan less the estimated transaction costs of $505. Such costs include estimated professional fees to be paid by the Company in connection with the sale of the European subsidiaries. In addition, as a condition to the consummation of the sale of the European subsidiaries, the Company was required to enter into a non-competition agreement with and for the benefit of P.C. Ware for a period of two years. No value has been assigned to the non-competition agreement in the Agreement for the Sale and Purchase of Shares or in the pro forma financial data presented above.

5.       Reflects the offset of the  Company's  and the  European  subsidiaries'
         intercompany   receivables   and   payables   of  $5,361  and   $7,836,
         respectively.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents previously filed by the Company (File No. 33-92810) with the SEC pursuant to the Securities Exchange Act of 1934, as amended, are incorporated into this preliminary Proxy Statement by reference:

         (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, filed on March 29, 2000; and

         (b) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed on August 14, 2000.

         The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the foregoing documents that are incorporated by reference herein. Requests for copies should be directed to Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702; Attention: Secretary.

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters which are to be brought before the Special Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the proxy, as proxy appointees, to vote in accordance with their discretion pursuant to the terms of the proxy.

         The Company is paying all costs of the solicitation of proxies, including the expenses of printing and mailing this preliminary Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the enclosed proxy. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

                                       PROGRAMMER'S PARADISE, INC.



                                       By William H. Willett
                                          Chairman and Chief Executive Officer



It is important that your proxy be returned promptly. Therefore, if you do not expect to attend the Special Meeting in person, you are urged to fill in, sign, date and return the enclosed proxy.

                                                                         ANNEX I


                  AGREEMENT FOR THE SALE AND PURCHASE OF SHARES

                                                                         [DRAFT]


                        No. ___ of the Roll of Deeds for 2000

                                  Notarial Deed
                    Regarding the Sale and Purchase of Shares


Negotiated at                      on this ________day of _________ 2000.



Before me, the undersigned Notary ...............

with offices at ........................................

appeared today:

1. Mr. William H. Willett
   born on February 9th, 1937
   with business address at 1163 Shrewsbury Avenue, Shrewsbury, NJ07702-4321/USA

2. Dr. Knut Loschke
   born on August 18th, 1950
   with business address at BlochstraBe 1, 04329 Leipzig




Appearant 1 declared that he was acting


not in his own name but in his capacity as Chairman und Chief Executive  Officer
(CEO), having sole power of representation, for Programmer's Paradise, Inc., a corporation established under the laws of the State of Delaware, USA, with principal place of business in Shrewsbury, NJ 07702-4321, USA,


                                         - hereinafter referred to as "Seller"-.


The original of the Certificate of Incumbency certifying the incorporation and good standing of Progammer's Paradise, Inc. and the power of representation of Appearant 1 has been presented, and a certified copy of that certificate is attached to this document.

Appearant 2 declared that he was acting


not in his own name but in his capacity as Chairman of the Board (Vorstandsvorsitzender) of PC-Ware Information Technologies AG, a corporation with principal place of business at Leipzig, registered with the commercial register of the Leipzig district court (Amtsgericht) under HRB 15064, having at all times sole power of representation,





                                          - hereinafter referred to as "Buyer"-.


A certified  excerpt from the commercial  register of the Leipzig district court
(Amtsgericht)  under HRB 15064  certified on  ..................  and  presented during the execution of this Deed, is attached hereto.





The Appearants proved their identities by presenting their identify cards / passports with photographs.


Appearant 1 is a U.S. citizen and does not speak German. Appearant 2 is a German citizen and does speak both German and English. The acting Notary, who has a good command of the English language, did therefore not call in an interpreter but translated this Deed into the English language verbatim.


An English translation of this Deed was likewise submitted for notarization. In this context, the parties agreed that the German text shall be the final, decisive and authentic text and that the English translation is for convenience only, provided, however, that the English text shall be consulted for purposes of contractual interpretation should there be a gap or an ambiguity in the German text.





Upon request of the Appearants and based on their verbal statements made in my presence, I hereby record the following

                                                                         [DRAFT]


                  Agreement for the Sale and Purchase of Shares
                  ---------------------------------------------


WHEREAS

1. Seller is the sole shareholder of several European companies and intends to sell all of its shares in European companies with the exception of its shares in Healy-Hudson AG, a German joint-stock corporation; Buyer intends to acquire the shares in all European companies owned by Seller and the respective companies' business; Seller and Buyer, therefore, intend to enter into this Agreement for the Sale and Purchase of Shares (the "Agreement");

2. Seller and Buyer have already been in intense talks and negotiations, which resulted in a letter of intent dated August 2nd, 2000 (the "Letter of Intent"), which sets forth the material terms of the sale and purchase of the shares in all European companies owned by Seller in a non-binding form, based on the status of the negotiations as of the date of the Letter of Intent;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:


                                    Section 1
                    Status (Object of the Sale and Purchase)

1. Seller is the sole legal and beneficial shareholder of the following companies:

       1.1. ISP*D International Software Partners GmbH, a company organized and existing under the laws of the Federal Republic of Germany with principal place of business at Poing, Landkreis Ebersberg, registed with the commercial register of the Munich district court (Amtsgericht) under HRB 87387.




       1.1.1 The total fully paid-up capital stock (Stammkapital) of the company under item 1.1. above amounts to DM 850,000.00 (in words: eight hundred and fifty thousand Deutschmarks) consisting of the following shares (Geschaftsanteile) held by Seller:


              -      two shares in a nominal amount of DM 25,000.00 each;


              -      one share in a nominal amount of DM 200,000.00;


              -      one share in a nominal amount of DM 600,000.00.

       1.1.2  The  company  under item 1.1  above  has  its  principal  place of
              business   in   Poing.  It  has no  further  places of business or
              branch offices.





       1.1.3  The   company   under  item   1.1   above   holds   the  following
              shares      in      the      company     under     1.2      below,
              InTeCo-Entwicklungsgesellschaft fur Communication mbH:


              -      one share in a nominal amount of DM 10,000.00,


              -      one share in a nominal amount of DM 5,000.00,


              -      three shares in a nominal amount of DM 1,000.00 each, and


              -      three shares in a nominal amount of DM 500.00 each.





       1.1.4 The merger of ISP*D Software Services GmbH, a company with principal place of business at Poing, registered with the commercial register of the Munich district court (Amtsgericht) under HRB 90337, as transferor, with the company under 1.1 above, as transferee, by way of a merger by absorption (Verschmelzung durch Aufnahme), set forth in the merger agreement dated April 12, 2000 and the pertinent consenting shareholders resolutions of even date (deeds Nos. 1903 and 1909 of the notary Dr. Karl Winkler with offices at Munich), has become effective by registration with the commercial register of the company under item 1.1 above on May 5, 2000.





       1.2. InTeCo-Entwicklungsgesellschaft fur Informationstechnologie und Communication mbH, a company organized and existing under the laws of the Federal Republic of Germany with principal place of business at Hochspeyer, Germany, registered with the commercial register of the Kaiserslautern district court (Amtsgericht) under HRB 2035.





       1.2.1  The  total  fully  paid-up  capital  stock  (Stammkapital)  of  DM
              150,000,00 (in words: one hundred and fifty thousand Deutschmarks), consisting of the following shares (Geschaftsanteile):


              -      one share in a nominal amount of DM 25,500.00;


              -      one share in a nominal amount of DM 18,000.00;

              -      one share in a nominal amount of DM 87,000.00;


              -      one share in a nominal amount of DM 10,000.00;


              -      one share in a nominal amount of DM 5,000.00;


              -      three shares in a nominal amount of DM 1,000.00 each;


              -      three shares in a nominal amount of DM 500.00 each;


              is held by Seller as follows:


              -      one share in a nominal amount of DM 25,000.00;


              -      one share in a nominal amount of DM 18,000.00;


              -      one share in a nominal amount of DM 87,000.00.





              The  remaining  shares in the stated  capital of the company under item 1.2 above are held, as referred to in item 1.1.3 above, by the company under item 1.1 above.





       1.2.2 The company under item 1.2 above has its principal place of business in Hochspeyer. It has no further places of business or branch offices.





       1.3 Logicsoft Holding B.V., a company organized and existing under the laws of The Kingdom of the Netherlands with principal place of business in Amsterdam, the Netherlands, registered under ......





       1.3.1 The authorized capital of the company under item 1.3 above amounts to NLG 250,000.00, NLG 54,000.00 being issued and paid up; 400 shares of NLG 100.00 each are held by Seller, the remaining 140 issued shares being treasury shares.





       1.3.2 The company under item 1.3 is the sole shareholder of Logicsoft Group Nederland B.V. with principal place of business at Amsterdam, The Netherlands, and of Eurosoft B.V. with principal place of business at Amsterdam, The Netherlands, which companies are organized and existing under the laws of The Kingdom of the
              Netherlands and registered under ......

              1.3.2.1 The authorized capital of Logicsoft Group Nederland B.V. amounts to NLG 500,000.00, of which NLG 111,100,00 have been issued and paid up, which capital consists of 1,111 shares of NLG 100.00 each and is held at 100% by the company under item 1.3





              1.3.2.2 The authorized capital of Eurosoft B.V. amounts to NLG 175,000.00, of which NLG 36,000,00 have been issued and paid up, which capital consists of 360 shares of NLG 100.00 each and is held at 100% by the company under item 1.3





       1.4 ISP*A Software Partners GmbH, a company organized and existing under the laws of the Republic of Austria with principal place of business at Vienna, Austria, registered with the register of firms of the Vienna Commercial Court under FN 177299.





       1.4.1 The total fully paid-up capital stock (Stammkapital) of the company under item 1.4 above amounts to ATS 500,000.00 consisting of the following shares (Geschaftsanteile) held by Seller:


              -      one share in a nominal amount of ATS 500,000.00.




       1.5 Logicsoft Group France S.A.S., a company organized and existing under the laws of the French Republic with principal place of business at Courbevoie, France, registered under RCS Nanterre 349565259.




       1.5.1 The fully paid-up capital stock of the company under item 1.5 above amounts to Euro 375,000.00 consisting of the following shares held by Seller:

              60,000 shares at Euro 6.25 each.




       1.6    Lifeboat   Associates  Italia  S.R.L.,  a  company  organized  and
              existing  under the
              laws of the Italian  Republic with principal  place of business at
              Saronno (VA), Italy, registered under.......




       1.6.1  The fully  paid-up  capital  stock of the  company  under item 1.6 above amounts to  LIT......consisting of the following shares held by Seller:

              .................


       1.6.2 The company under item 1.6 is the sole shareholder of Programmer's Paradise Italia S.R.L. with principal place of business at Saronno
              (VA), which, for its part, is the sole shareholder of International Software Partners Italia S.R.L. with principal place of business at Saronno (VA), which companies are organized and existing under the laws of the Italian Republic and registered under ......





              1.6.2.1      The  authorized  capital  of  Programmer's   Paradise
                           Italia S.R.L. amounts to LIT ............, consisting
                           of the  following  shares held by the  company  under
                           item 1.6:





                           ........................




              1.6.2.2 The authorized capital of International Software Partners Italia S.R.L. amounts to LIT
                           ..................,   consisting   of  the  following
                           shares held by the company under item 1.6.2.1:

                           ........................




       1.7    System  Science Ltd., UK, a company  organized and  existing under the laws of England and Wales, registered under........




       1.7.1  The  fully  paid-up  capital stock of the  company  under item 1.7
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............

       1.8    Systematika Ltd.,  London, UK, a  company  organized and  existing under the laws of England and Wales, registered under........




       1.8.1  The fully  paid-up  capital stock of the  company  under  item 1.8
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............




       1.9    Developer's  Paradise,  Ltd., UK, a company organized and existing under the laws of England and Wales,  registered under ........




       1.9.1  The  fully  paid-up  capital  stock of the company  under item 1.9
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............




       1.10 Programmer's Paradise (UK)Ltd., London, UK, a company organized and existing under the laws of England and Wales, registered under........




       1.10.1 The  fully  paid-up  capital stock of the  company under item 1.10
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............




       1.11   ISP*UK Ltd., UK, a company  organized and  existing under the laws of England and Wales, registered under........




       1.11.1 The  fully  paid-up  capital stock of the  company under item 1.11
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............


       1.12   International  Software Partners  UK Limited, a company  organized and  existing  under the laws of  England  and  Wales,  registered under........

       1.12.1 The  fully  paid-up  capital stock of the  company under item 1.12
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............




       1.13   "C" science Ltd., UK, a company  organized and  existing under the laws of England and Wales, registered under........




       1.13.1 The  fully  paid-up  capital stock of the  company under item 1.13
              above  amounts  to [   ]....  consisting  of the following  shares
              held by Seller:

              ...............




       1.14   Internet  paradise  Ltd.,  UK, a  company  organized and  existing under the laws of England and Wales, registered under........




       1.14.1 The fully  paid-up capital  stock of the  company  under item 1.14
              above amounts to [   ].... consisting of the following shares held
              by Seller:

              ...............



2. Except as set forth under paragraph 3 below, the shares in the companies described in items 1.1 through 1.14 above are all shareholdings of Seller in companies that had, as of the date of the Letter of Intent, and have, as of the date hereof, their seat and/or their principal place of business in Europe.

       The companies described in items 1.1 through 1.14 (except 1.3.2 and 1.6.2) above will hereinafter collectively be referred to as the "Subsidiaries" (also including the company referred to in item 1.2 above, which is only partly owned by Seller, the remaining shares being held by the company referred to in item 1.1 above), and the shares in the Subsidiaries held by Seller described in items 1.1.1, 1.2.1, 1.3.1, 1.4.1, 1.5.1 1.6.1, 1.7.1, 1.8.1, 1.9.1, 1.10.1, 1.11.1, 1.12.1, 1.13.1
       and 1.14.1 above will hereinafter collectively be referred to as the "Shares".

       Economically, the sale and purchase under this Agreement also extends to all direct or indirect participations of the Subsidiaries in other companies even if such participations should have been described above in an incorrect or incomplete manner.

       The companies directly or indirectly owned by the Subsidiaries as set forth in items 1.3.2 and 1.6.2 above will hereinafter be referred to collectively as the "Indirect Subsidiaries".

3. Seller's shares in Healy-Hudson AG, a German joint-stock corporation, are explicitly not part of the sale and purchase under this Agreement and shall remain with Seller.

4. The business activities of the Subsidiaries and Indirect Subsidiaries (the "Business Activities") are the distribution, resale and direct sale of software in the territory of Europe meaning the countries: Germany, The Netherlands, Belgium, Luxemburg, France, Austria, Switzerland, England and Wales, Scotland, Northern Ireland and Italy (the "Territory").


                                    Section 2
                 Sale and Purchase of the Shares in Subsidiaries

1. Seller hereby sells to Buyer, and Buyer hereby buys from Seller, the Shares in the Subsidiaries with economic effect as of the day set forth in Section 3 paragraph 1 hereof.

2. It is understood between the parties that the sale and purchase of the Shares pursuant to paragraph 1 above extends to all equity interests of Seller in the Subsidiaries even if such equity interests should have been described above in an incorrect or incomplete manner.

3. The result of the current fiscal year and the non-distributed profits of previous fiscal years, if any, (i.e. profits carried forward and profits of previous fiscal years insofar as no final resolution as for their use has been adopted by January 1st, 2000) of all Subsidiaries are part of the sale and purchase and shall be for the sole benefit of Buyer.

                                    Section 3
       Economic Effect, Date when this Agreement Becomes Binding, Closing


1.     Economic Effect
       ---------------

       Regardless of the date of the transfer of the Shares, the Shares are sold and purchased with economic effect as of October 1st, 2000, 00:00 hours ("Economic Effective Date").

2.     Date when this Agreement Becomes Binding
       ----------------------------------------

       The binding character of this Agreement is subject to Section 11 below, except for the following provisions that shall be binding immediately upon the execution of this Agreement: .........


       The day on which the condition precedent set forth in Section 11 below is satisfied shall be the "Legal Effective Date".

3.     Closing
       -------

       The performance of the mutual principal obligations hereunder, i.e. the transfer of the Shares and the payment of the outstanding purchase price (the "Closing"), shall take place, in accordance with the provisions set forth in Section 12 paragraph 3 below, at the offices of Holters & Elsing in Dusseldorf, Germany, at 10 a.m. (local time) on the third business day after the conditions to Closing set forth in Section 12, paragraph 1 below shall have been satisfied or waived (the "Closing Date").



                                    Section 4
                   Purchase Price, Due Dates and Payment Mode


1.     The total purchase price for the sold Shares shall be

                               Euro 14,500,000.00
            (in words: fourteen million five hundred thousand Euro).

       The total purchase price shall be broken down across the individual Subsidiaries as follows:

       [......]

2.     The total purchase price is payable as follows:

       2.1 A down payment of 5 percent of the total purchase price, i.e. Euro 725,000.00 (the "Down Payment"), shall be paid simultaneously with the execution of this Agreement and shall be applied against the total purchase price. The Seller shall retain the Down Payment, unless (i) this Agreement should not become binding, or (ii) Buyer terminates this Agreement based on a material breach of contract by Seller pursuant to Section 13 paragraph 2 below, or (iii) any necessary clearance of this Agreement by competition authorities can irreversible not be obtained; in any of such three cases, the Down Payment plus interest at the rate of 6 percent per annum from the date of the Down Payment shall be repaid to Buyer.

       2.2 The portion of the total purchase price remaining after deducting the Down Payment, i.e. Euro 13,775,000.00 shall be paid at the Closing Date (the "Closing Date Purchase Price").

3. All payments under this Agreement shall be made by bank transfer as per telephone advice into the following accounts:

       Account of Seller:

       Account of Buyer:


                                    Section 5
                   Sellers Representations and Warranties (I)


       Seller represents and warrants to Buyer, by way of ordinary warranties (zugesicherte Eigenschaften within the meaning of Section 459 (2) of the German Civil Code), that the following is true and correct as of the date hereof and, unless otherwise stated, as of the Closing Date:

1.     Status
       ------

       The statements in the Recitals and Section 1 above regarding the Subsidiaries and the Indirect Subsidiaries are true and complete.

2.     Subsidiaries and Indirect Subsidiaries Duly Organized and Existing
       ------------------------------------------------------------------

       The Subsidiaries and the Indirect Subsidiaries are duly organized under the laws applicable under their respective jurisdictions of formation and continue to exist in the legal forms chosen at the time of their formation or, if the legal form should have been changed as shown on
       Schedule 5.2 hereto, in the legal form resulting from such change.

3.     Transfer of the Shares
       ----------------------

       Seller is the sole legal and beneficial owner of the Shares, which are not pledged and are free and clear of all encumbrances and other third-party rights. Seller has the right, power and authority to dispose of the Shares; except for the necessary approval by Seller's stockholders, no third-party approvals or consents are required for the disposal of the Shares, nor will such disposal violate any third-party rights.

       There are no circumstances that might give rise to a revocation, rescission or similar right by a third party justifying the avoidance of previous transfers of the Shares to Seller.

4.     Contributions to Capital
       ------------------------

       All of the shares in the Subsidiaries and the Indirect Subsidiaries, as set forth in Section 1 paragraph 1 above, have been validly issued and are fully paid up and non-assessable; there have been no repayments, also including hidden repayments, of contributions to the stated capital. There have been no hidden profit distributions.

5.     Assets
       ------

       Each of the Subsidiaries and Indirect Subsidiaries has good and valid title to all assets shown on its respective balance sheet, and disposes of all assets needed for its respective business as currently carried out. Insofar as such assets are not owned by the respective Subsidiary or Indirect Subsidiary, they have been properly leased. The assets owned by the Subsidiaries and Indirect Subsidiaries are free and clear of defects of title, restrictions and encumbrances of all kinds and any rights of third parties (hereinafter collectively referred to as "Liens"), with the sole exception of customary retentions of title regarding current assets and the Liens described in Schedule 5.5 hereto.

       The business of the Subsidiaries and Indirect Subsidiaries is not conducted under any specific restriction but for such restrictions which would also be imposed upon other persons conducting a similar business or operating similar assets for similar purposes in the localities where such businesses and assets are located.

6.     Intellectual Property Rights
       ----------------------------

       The Subsidiaries and Indirect Subsidiaries are the owners of all intellectual property rights, including but not limited to patents, registered designs and registered trade or service marks, needed for their respective business, except for the intellectual property rights described in Schedule 5.6 hereto. To the best of Seller's knowledge, such intellectual property rights have not been challenged by third parties, nor is such challenge threatened, nor is, for any other reason, a deletion or extinction of such intellectual property rights threatened. Such intellectual property rights or the use thereof do not violate any intellectual property rights of third parties. The intellectual property rights have been protected by paying all fees as they fell due and by taking, in a complete and timely manner, all other action required for maintaining the intellectual property rights.


                                    Section 6
                  Seller's Representations and Warranties (II)

Further, Seller represents and warrants to Buyer, by way of independent warranties (selbstandiges Garantieversprechen pursuant to Sections 305, 241 of the German Civil Code), that the following is true and correct as of the date hereof and, unless otherwise stated, as of the Closing Date:

1.     Seller Duly Organized and Existing
       ----------------------------------

       Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and (iii) has heretofore delivered to Buyer or its counsel complete and correct copies of its corporate governing documents, i.e. ..........




2. Consents, Authorizations, Continuance of Relationships with Present Customers or Suppliers and On-Going Contracts
       -------------------------------------------------------------------

       Seller may execute, deliver and perform this Agreement without the necessity of the Subsidiaries or Seller obtaining any consent, approval, authorization or waiver, giving any notice, making any filings or disclosures or otherwise. Except as otherwise stated on Schedule 6.2 hereto, the transfer of the Shares sold under Section 2 paragraph 1 above does neither under applicable law, nor under any articles of association, by-laws or similar require, with regard to any of the Subsidiaries or Indirect Subsidiaries, any consent, approval or waiver by the respective company, its directors, officers, any boards, committees or similar, its shareholders meeting, individual shareholders or third parties. Except as set forth on Schedule 6.2 hereto, no giving of any notice, making of any filings or disclosures or otherwise in connection with the execution, delivery or performance of this Agreement is necessary to assure to the business of the Subsidiaries the continuance of its relationships with its present customers or suppliers or the continued entitlement by the Subsidiaries to the benefits of existing contracts (including without limitation, volume licensing agreements, leases, agreements, security granted or received, licenses, permits, commitments, orders and quotations). This Agreement has been duly authorized, executed and delivered by Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject, however, to the approval of a majority of Seller's stockholders. The execution, delivery and performance of this Agreement by Seller will not:

       (a) constitute a violation of the by-laws or other corporate governing documents of Seller;

       (b) except as described on Schedule 6.2 hereto, conflict with, result in the breach of or constitute a default of any liability or obligation under any contract to which any of the Subsidiaries or Indirect Subsidiaries or Seller are parties or bound;

       (c) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to any of the Subsidiaries or Indirect Subsidiaries or Seller or their respective assets or businesses; or

       (d) result in the creation of any Lien upon any of the assets of the Subsidiaries or Indirect Subsidiaries or Seller.

3.     Subsidiaries
       ------------

       Except for Healy-Hudson AG, Seller has no equity interests in companies in Europe other than the Subsidiaries. There are no other shareholders of the Subsidiaries than Seller.

       The Subsidiaries have no other direct or indirect participations in any companies than the Indirect Subsidiaries, nor are they under any obligation to acquire such participations.


4.     No Resolutions to Amend the Articles of Association of the
       Subsidiaries and the Indirect Subsidiaries
       ----------------------------------------------------------

       There are no shareholders resolutions amending the articles of association (Gesellschaftsvertrage or Satzungen) of those Subsidiaries described in Section 1 items 1.1 and 1.2 above which have not been
       registered  with  the  commercial  register,   nor  are
       there any side agreements relating to the legal status and corporate organization of such Subsidiaries.

       There are no shareholders resolutions amending the articles of association (or equivalent corporate documents under the laws of the respective jurisdiction of formation) of the other Subsidiaries, as described in Section 1 items 1.3 through 1.14 above, and the Indirect Subsidiaries which, insofar as registration is required under the laws of the respective jurisdiction of formation, have not yet been registered with the competent registry authority, nor are there any side agreements relating to the legal status and corporate organization of such Subsidiaries and Indirect Subsidiaries.

5.     Capital of the Subsidiaries and Indirect Subsidiaries
       -----------------------------------------------------

       5.1 Schedule 6.5.1 hereto contains commercial register excerpts (Handelsregisterauszuge) or, respectively, comparable documents under the laws of the respective jurisdictions of formation, of the Subsidiaries and the Indirect Subsidiaries.

       5.2 Schedule 6.5.2 hereto contains, for each of the Subsidiaries and Indirect Subsidiaries, a true and complete list of all capital increases and decreases and all changes in its respective shareholder structure (also including ratios of participation) since its date of formation.

6.     Business Activities of the Subsidiaries and Indirect Subsidiaries
       -----------------------------------------------------------------

       The description of the Business Activities set forth in Section 1 paragraph 4 above is a true and correct description of the business activities of the Subsidiaries and Indirect Subsidiaries as they are actually carried on; there are no business activities actually carried on that are of importance for the business of a Subsidiary or Indirect Subsidiary or that might materially adversely affect such business outside the Business Activities.

7.     Proxies
       -------

       Neither the Subsidiaries nor the Indirect Subsidiaries have granted any proxies or powers of attorney extending to the entire business of such Subsidiary or Indirect Subsidiary which are not apparent from the commercial register excerpts or comparable documents contained in
       Schedule 6.5.1 hereto or from the list contained in Schedule 6.7 hereto.

8.     No Branch Offices
       -----------------

       Branch offices, if any, of the Subsidiaries and Indirect Subsidiaries have, insofar as this is legally required, been duly registered.

9.     No Corporate Agreements or Silent Partnerships
       ----------------------------------------------

       Seller, the Subsidiaries and the Indirect Subsidiaries have, neither with one another nor with third parties, entered into corporate agreements within the meaning of Sections 291 et seq. of the German Joint-Stock
       Corporation Act (Aktiengesetz) or similar agreements, nor have they entered into any agreements for the formation of a silent partnership. There are no agreements between the shareholders, directors and officers of Seller or any person related with them (within the meaning of Section 15 of the German Tax Code [Abgabenordnung]), on the one hand, and the Subsidiaries, the Indirect Subsidiaries and their respective directors and officers, on the other hand.

10.    No Insolvency Proceedings
       -------------------------

       No insolvency proceedings have been instituted against Seller or any of the Subsidiaries or Indirect Subsidiaries. Until the date hereof, none of the creditors of the Subsidiaries or Indirect Subsidiaries has threatened to institute such proceedings.

11.    Financial Statements and Financial Conditions
       ---------------------------------------------

       With respect to the financial  statements and the financial  condition of
       the   subsidiaries  and  the  Indirect   Subsidiaries,   Seller  warrants
       exclusively as follows:

       11.1 Each of the Subsidiaries and Indirect Subsidiaries has maintained its books of account in accordance with local generally accepted accounting principles consistently applied, and such books and records are and, during the respective periods, were correct and complete in all material respects, fairly and accurately reflect or reflected the income, expenses, assets and liabilities of the Subsidiaries and the Indirect Subsidiaries, including the nature thereof and the transactions giving rise thereto, and provide or provided a fair and accurate basis for the preparation of the annual financial statements. Without limiting the generality of the foregoing, the assets, liabilities, and financial condition of the Subsidiaries or Indirect Subsidiaries are fairly described and properly recorded in all material respects in the financial and accounting records of the Subsidiaries and Indirect Subsidiaries underlying the annual financial statements.

       11.2 The following financial statements of the Subsidiaries are attached as Schedule 6.11.2 hereto:

       (a) the consolidated balance sheet of the Subsidiaries as of December 31, 1999, and the pertinent combined consolidated statements of income for the fiscal year ended on such date (together with pertinent notes and schedules, the "1999 Consolidated Financial Statements"); and

       (b) the balance sheets of the Subsidiaries as of December 31, 1999, and the pertinent statements of income for the fiscal year ended on such date (subject to high level review with respect to the Subsidiaries in Germany and The Netherlands and subject to a limited review with respect to the other Subsidiaries, the "1999 Individual Financial Statements"),

       (c) the unaudited consolidated balance sheet of the Subsidiaries as of June 30, 2000 and the pertinent combined statements of income and of cash flows for the six months ended on such date (the "Interim Financial Statements").

       The financial statements described above, together with the "Monthly Financial Statements" delivered pursuant to Section 9 paragraph 3 below, will hereinafter together be referred to as the "Financial Statements".


       11.3 The 1999 Consolidated Financial Statements and the 1999 Individual Financial Statements include full reviews of the financial statements of the Subsidiaries organized in Germany and the Netherlands by Ernst & Young and a limited review of the financial statements of the other Subsidiaries in conformity with local generally accepted auditing standards.

       11.4 The Financial Statements are correct and complete in all material respects and present fairly the consolidated financial position of the Subsidiaries and Indirect Subsidiaries as of the dates of such statements and the results of operations of the Subsidiaries and Indirect Subsidiaries for the periods covered by such statements, subject in the case of the Interim Financial Statements delivered pursuant to item 11.2 (c) above to the absence of normal year-end audit adjustments and the absence of notes and schedules thereto.

              The Subsidiaries have, and on the Closing Date the Subsidiaries will have, no liabilities or obligations (absolute, contingent or otherwise) of a nature required by local generally accepted accounting principles applied on a basis consistent with the 1999 Financial Statements to be reflected in financial statements, other than:

              (a) those set forth or reserved against in the Financial Statements, and

              (b)    those incurred since the date of the Interim  Balance Sheet
                     in  the  ordinary   course  of  business  in   arms'-length
                     transactions.

              The Financial Statements do not include or reflect any assets, liabilities, equity, results of operations or cash flows of any person, corporation, partnership or other business other than the Subsidiaries.

12.    No Real Property
       ----------------

       None of the Subsidiaries or Indirect Subsidiaries owns real property.

13.    Public Subsidies
       ----------------

       To the extent public subsidies have been applied for and received by the Subsidiaries or Indirect Subsidiaries, the same have been applied for, received and used solely in compliance with the applicable legal provisions and in conformity with all and any public orders, directives and burdens attached thereto.

       In implementing the provisions of this Agreement, no redemption of such public subsidies will be necessary, nor are there any other circumstances which might result in such redemption.

14.    Retirement Benefits
       -------------------

       Except as set forth on Schedule  6.14  hereto,  none of the  Subsidiaries
       have  made  any   promises   for   retirement   benefits   or  any  other
       pension-scheme arrangements.

15.    Taxes, Public Impositions and Contributions
       --------------------------------------------

       (a) The Subsidiaries and Indirect Subsidiaries have properly filed all tax returns and comparable declarations required to be filed under applicable law prior to the Closing Date, or will properly file them until the Closing Date. Such returns as filed are or will be true and complete. Seller has delivered or made available, or will deliver or make available, to Buyer all tax returns of the Subsidiaries for all periods from January 1, 1999 to the date hereof.

       (b) All taxes that the Subsidiaries or Indirect Subsidiaries were, or will be, required by law to pay, withhold, deposit or collect from January 1, 1999 to the Closing Date have been, or will be, duly paid, withheld, deposited or collected.

       (c) None of the Subsidiaries or Indirect Subsidiaries has received notice of any additional tax assessment (Steuernachforderung).

       (d) In addition to taxes due, all social security contributions and other public impositions of whatever nature that the Subsidiaries or Indirect Subsidiaries were, or will be, required by law to pay to the Closing Date have been duly paid, or will be duly paid until the Closing Date.

       (e) Taxes, social security contributions and other public impositions are fully accrued in the Financial Statements handed over to Buyer, insofar as they were not yet due and payable as of the date of such Financial Statements. None of the Subsidiaries or Indirect Subsidiaries has made hidden profit distributions resulting in adverse tax effects or has been engaged in other unusual tax schemes, and, therefore, there was no necessity for accruals for risks resulting therefrom.

16.    Insurance
       ---------

       Schedule 6.16 hereto contains a true and complete list of all policies of insurance maintained by the Subsidiaries and Indirect Subsidiaries, or for the benefit of the Subsidiaries and Indirect Subsidiaries, and their respective businesses, also including insurance providing retirement benefits for employees and insurance regarding motor vehicles used for business purposes, in effect on the date hereof and generally describing the coverage thereby. To the best of Seller's knowledge, the respective policy-holders are not in default under any of the insurance agreements. Except as described on Schedule 6.16 hereto, there are no claims pending and, to the best of Seller's knowledge, there are no claims threatened or disputes with an insurer threatened. The insurance policies are in full force and effect in accordance with their respective terms. Those insurance policies that will terminate upon the acquisition of the Shares in the Subsidiaries by Buyer are specifically mentioned on Schedule 6.16 hereto. Those insurances that may not be terminated in whatsoever way by Buyer without jeopardizing the post-contractual obligation of the insurer to extend coverage for past events also after the termination of the insurance agreement are likewise specifically mentioned on Schedule 6.16 hereto.

17.    Contracts
       ---------

       To the best of Seller's knowledge, (i) each material written agreement, contract, lease, licence or instrument as described in Schedule 6.17 hereto (collectively, the "Contracts") is in full force and effect, (ii) none of the Subsidiaries or any other party to any of the Contracts is in breach or default under any of the Contracts, except for such breaches or defaults which would not, individually or in the aggregate, have a material adverse effect, and (iii) the Subsidiaries have heretofore delivered to Buyer or its Counsel true, correct and complete copies of the Contracts.

       Except as set forth in Schedule 6.17 hereto, the Subsidiaries and Indirect Subsidiaries have not entered into agreements of any of the following types:

       o Agreements for the sale or purchase of fixed assets including intellectual property rights, corporeal assets and financial assets,

       o    Lease agreements,

       o    Distribution agreements, agency agreements or similar,

       o    Licensing agreements,

       o    Loan agreements,

       o    Factoring agreements,

       o    Employment agreements,

       o    Agreements with advisors,

       o Agreements and commitments regarding retirement benefits, other fringe benefits, profit-sharing schemes, benefits based on sales or other benefits based on performance, or similar agreements,

       o    Collective-bargaining agreements and shop agreements,

       o    Co-operation agreements or similar,

       o Agreements or commitments intending, or resulting in, restraints of competition,

       o    Agreements outside the ordinary course of business of the

       Subsidiaries and Indirect Subsidiaries.

       Agreements relating to an object, and/or resulting in an annual financial exposure, of less than Euro 25,000.00 shall be disregarded, except for any and all support, consulting and help-desk agreements, which shall be fully disclosed.

18.    Customers and Suppliers
       -----------------------

       Set forth on Schedule 6.18 hereto is a complete and correct list of the top twenty customers and the top twenty suppliers of the Subsidiaries (collectively), based upon Euro or dollar volume. Set forth on Schedule
       6.18 hereto is a complete and correct list of all essential contracts (whether verbal or in writing) of the Subsidiaries and Indirect Subsidiaries with their customers and suppliers that constitute the only source for the Subsidiaries and Indirect Subsidiaries for the sale or purchase, as the case may be, of the goods and services addressed therein (the "C&S Contracts"). Neither Seller nor any of the Subsidiaries or Indirect Subsidiaries has received written notice that any material supplier will not sell supplies, or that any material customer will not purchase products from, the Subsidiaries or Indirect Subsidiaries on terms and conditions similar to those used in current sales to and purchases from the Subsidiaries or Indirect Subsidiaries. Neither Seller nor any of the Subsidiaries or Indirect Subsidiaries has received any written notice questioning the enforceability of, terminating, or threatening the termination of, any C&S Contract. Neither Seller nor any of the Subsidiaries or Indirect Subsidiaries has received written notice that it or any of the Subsidiaries has violated any material provision of any C&S Contract or is in default in performing its material contractual obligations thereunder. The terms of this Agreement and their implementation will entitle no party to a C&S Contract to terminate or modify such C&S Contract.


19.    Litigation
       ----------

       Except as disclosed on Schedule 6.19 hereto, there are no pending lawsuits, claims, proceedings or investigations against any of the Subsidiaries or Indirect Subsidiaries or their properties, assets, operations or business, as to which Seller or any of the Subsidiaries or Indirect Subsidiaries has received written notice and which reasonably could be expected to have a material adverse effect, or which challenge the legality of this Agreement or any action to be taken in connection herewith, other than any such lawsuits, claims, proceeding or investigations which are covered (subject to deductibles, co-payments, retentions, policy limits and similar limitations) by insurance.

       To the best of Seller's knowledge, the business of the Subsidiaries and Indirect Subsidiaries does not violate any laws, regulations, orders by public authorities, rights of neighbours, public or private environmental laws, antitrust or competition laws, safety-at-work rules (Bestimmungen der Berufsgenossenschaft und vergleichbare Vorschriften), or other rules, decrees or orders of the jurisdiction in which the respective Subsidiary or Indirect Subsidiary maintains its registered seat or its business, so that, to the best of Seller's knowledge no material lawsuits, claims, proceedings, or investigations of the kind described in the preceding paragraph are threatened.

       None of the Subsidiaries or Indirect Subsidiaries is in default under any judgment, order or decree which default reasonably could be expected to have a material adverse effect.

       Above and beyond that, none of the Subsidiaries or Indirect Subsidiaries are involved in court or administrative proceedings, nor are any employees of the Subsidiaries and Indirect Subsidiaries (insofar as such court or administrative proceedings might result in the liability by a Subsidiary or Indirect Subsidiary).

20.    Permits
       -------

       The Subsidiaries and Indirect Subsidiaries (i) have been granted all public permits required for conducting and continuing their respective businesses as currently carried on and (ii), to the best of Seller's knowledge, no revocation or restriction of any such permit is threatened.

21.    Security Granted
       ----------------

       None of the Subsidiaries or Indirect Subsidiaries has pending any guarantees, suretyships, declarations of co-assumption of liabilities, comfort letters or similar declarations that might result in a liability by the Subsidiaries or Indirect Subsidiaries for any liabilities of Seller or third parties.

22.    Ordinary Course
       ---------------

       Since September 1st, 2000 the business of the Subsidiaries and the Indirect Subsidiaries has been managed within the ordinary course of business and with the reasonable care of prudent commercial practice and in essentially the same way as prior to that date, and, since the date of the Letter of Intent, also in accordance with the budget and the financial plans that have been submitted to Buyer (see Schedule 6.22 hereto) or, respectively, in accordance with those deviations therefrom agreed with Buyer (see Schedule 6.22 hereto). The results of the Subsidiaries and Indirect Subsidiaries taken as a whole in the 4th quarter of 2000 will be better than in the 3rd quarter. Since said date, there have been no dividends or other profit distributions, also including preliminary and hidden distributions, nor have any hidden reserves been dissolved or withdrawn outside the ordinary course of business, nor have any transfers from the accounts of the Subsidiaries or the Indirect Subsidiaries been made outside the ordinary course of business that are not known to Buyer. The settlement of any inter-company accounts shall be unaffected.

23.     Bank Accounts
        -------------

       Schedule 6.23 hereto is a true and complete list of all bank accounts of the Subsidiaries and Indirect Subsidiaries and of the persons authorized to dispose of such bank accounts.

24.    Important Executives
       --------------------

       Set forth on Schedule 6.24 hereto is a complete and correct list of the managing directors, Geschaftsfuhrer or the equivalent, and of all sales employees and all key employees for finances and IT (the "Important Executives") of each of the Subsidiaries and Indirect Subsidiaries. Important Executives who are exclusively or also in an employment relationship or similar with Seller are indicated by name on Schedule
       6.24 together with a description of the nature of the contractual relationship. Seller has not received notice, nor is it otherwise aware, of an Important Executive's intention to terminate his or her relationship with the applicable Subsidiary or Indirect Subsidiary.

25.    Employees
       ---------

       Set forth on Schedule 6.25 hereto is a complete and correct list of all classes of employees of the Subsidiaries and the Indirect Subsidiaries (insofar as these are not already included in Schedule 6.24 hereto), indicating age, marital status, entry date, emoluments and other benefits and job position.

26.    Employment Matters
       ------------------

       There  are no  disputes  relating  to  employment  save as  disclosed  in
       Schedule 6.19 hereto. Seller has heretofore made available to Buyer documents relating to employment agreements of employees, directors and officers of the Subsidiaries and Indirect Subsidiaries; compared with the salaries, emoluments and other benefits described therein, (i) such salaries, emoluments and other benefits have not been increased except for the usual annual adjustments of salaries and other emoluments, and
       (ii) the duration of employment agreements has not been extended.

       Schedule    6.26    hereto    contains   a    complete    list   of   all
       collective-bargaining   agreements,   shop   agreements,   and  financial
       obligations for the payment of premiums, bonuses,

       Christmas,   vacation  and  other  gratifications  arising  out  of  past practice, relating to the Subsidiaries and the Indirect Subsidiaries.

       Buyer is aware of the fact that there are  agreements  with two  managing directors or executives,  Mr........  and Mr. .........,  regarding bonus payments for their assistance in preparing and implementing this Agreement, the respective costs being borne by Seller.

27.    Disclosure
       ----------

       To the best of Seller's knowledge, all statements in this Agreement and the schedules hereto are true, correct and complete. They are not misleading and do not omit to state material facts relating to the Shares, the shares in the Indirect Subsidiaries, the Subsidiaries and Indirect Subsidiaries and their respective businesses that would have been of material importance as for the respective statement made, or which Buyer should have known in order to be able to properly evaluate such statement as of the date hereof.

       Insofar as any of the  preceding  representations  and  warranties  under
       Section 5 and Section 6 paragraphs 1 through 26 above have been given without the qualification "to the best of Seller's knowledge", this shall be unaffected by the fact that this paragraph 27 contains such qualification.


                                    Section 7
              No Further Warranties by Seller; Vicarious Liability


1.     No Further Representation and Warranties by Seller
       --------------------------------------------------

       Except for the representations and warranties, both ordinary and independent, set forth in Sections 5 and 6 above, no further representations are made and no further warranties are given by Seller. Without limiting the generality of the foregoing, Seller makes no representation, warranty or guarantee to Buyer with respect to any projections, estimates, budgets, future revenues, future expenses, future results or future cash flows of the Subsidiaries and Indirect Subsidiaries.

2.     "To the Best of Seller's Knowledge"
       -----------------------------------

       Insofar as representations and warranties as set forth in Sections 5 and 6 above depend on Seller's knowledge of certain facts and circumstances, or representations and warranties are explicitly made "to the best of Seller's knowledge", (i) the knowledge of key executives of the Subsidiaries and Indirect Subsidiaries listed in Schedule 7.2 hereto shall be deemed the knowledge of Seller and (ii) the relevant standard for determining whether Seller should have known certain facts shall be the diligence applied by a reasonable and prudent businessman in a comparable situation and (iii) exclusively the knowledge as of the date hereof shall be relevant.

       In case of Section 6 paragraph 24 above, the knowledge of any of the Important Executives that he or she intends to terminate his or her current position shall in no event be attributable to Seller.


3.     Knowledge by Buyer
       ------------------

       The principles set forth in Sections 439, 460 and 464 of the German Civil Code, to the extent they deal with the knowledge of facts, shall apply to all representations and warranties under Sections 5 and 6 above, whether ordinary or independent.


                                    Section 8
                               Remedies, Security

1. Should any of the (ordinary or independent) warranties under Sections 5 and 6 above be incorrect, Buyer may request that Seller restores the situation that would exist had the warranty been correct within reasonable time, but within four weeks as of receipt of such request at the latest.

       If Seller does not restore the warranted situation within such time, or if the restoration of such situation is not possible, Buyer shall be entitled to damages in money.

2. The maximum amount to be recovered by Buyer for all claims under this agreement shall be Euro 7,500,000.00 ("Maximum Amount"). Buyer may only assert claims under this Agreement if the aggregate of such claims exceeds a de minimis amount of Euro 300,000.00 ("De Minimis Amount"). If the aggregate of Buyer's claims exceeds Euro 300,000.00, only the excess over the De Minimis Amount, up to the Maximum Amount, may be asserted.

3. Each and any claim of Buyer under this Section 8 shall be reduced by tax benefits, if any, which may be achieved by Buyer, the Subsidiaries or the Indirect Subsidiaries with regard to the restoration of the warranted situation.

4. Claims of Buyer arising from any representations and warranties by Seller under Sections 5 and 6 above may only be asserted within 240 days as of the Closing Date; paragraphs 5 and 6 below shall be unaffected thereby.

5. All warranty claims of Buyer arising from representations and warranties under Section 5 paragraphs 3 and 4 above shall become time-barred within two years. Time of limitation shall run from the Closing Date.

6. Claims arising from breaches of the warranties under Section 6 paragraph 15 above relating to taxes, social security contributions and other public impositions shall become time-barred (i) insofar as there is a formal assessment, three months as of the date when a final tax order regarding the respective tax and the respective time period becomes unappealable (or, in other cases of a formal assessment, three months after the respective final assessment has become unappealable), but in no event later than six years as of the Closing Date, (ii) in all other cases six years as of the Closing Date; this shall not apply in cases of criminal tax evasion, based on intent or negligence, and in other cases of intentional or grossly negligent non-payment of due social security contributions and other public impositions. Mere shifts in time, i.e. tax claims or reimbursements relating to the time period until the Closing Date which are balanced by tax reimbursement or claims after the Closing Date, shall be disregarded.

7. On the Closing Date, Seller shall deliver to Buyer a letter of credit/a bank guarantee of a first-rate German bank or the German branch office of a first-rate international bank in the amount of Euro 3,275,000.00. This amount shall serve as security for each and any claim of Buyer arising from breaches of representations and warranties under Sections 5 and 6 above as well as any other obligations of Seller arising from this Agreement (Sections 9 item 4.2, 10 paragraph 2, 13 paragraph 3).

       The letter of credit or bank guarantee shall expire 240 days after the Closing insofar as no substantiated claims covered by such letter of credit or bank guarantee have been asserted against Seller before the arbitral tribunal in accordance with Section 16 paragraph 7 below within such 240 days. If substantiated claims have been asserted in time, the letter of credit or bank guarantee shall, after the expiration of the 240-days period, remain in effect until such claims have been finally adjudicated, but only in the amount of claims raised.

8. Seller shall have the right, but not the obligation, at its own expense, to contest, defend or litigate, and to retain counsel of its choice in connection therewith, any claim by any third party which might result in a breach of any warranty under Sections 5 and 6 above ("Third-Party Claim"), if Seller gives Prompt Notice of its intention to do so to Buyer. "Prompt Notice" shall in any case mean no more than 30 days after Buyer shall have notified Seller of a Third-Party Claim. If Seller gives such Prompt Notice and promptly assumes such defence, Seller shall not be required to reimburse Buyer for its costs and expenses incurred prior to the assumption by Seller of such defence. In the event that Seller shall assume the defence of a Third-Party Claim as aforesaid, Buyer shall nevertheless be permitted to continue to participate in such Third-Party Claim with counsel of its choice at its expense. Seller shall not be entitled to settle or compromise any such Third-Party Claim without the prior written consent of Buyer, which consent shall not be unreasonably withheld, except that the consent of the Buyer shall not be required if such settlement would entail solely the payment of cash damages payable in full (and not by instalment or on any deferred basis) for which Seller shall be responsible and shall effect payment simultaneously with the execution of any settlement agreement.


                                    Section 9
                    Transfer of Business Activities to Buyer


1.     Access to Records and Properties of the Subsidiaries
       ----------------------------------------------------

       Seller shall provide Buyer and its advisers with all information useful to Buyer for taking over the business of the Subsidiaries. Seller shall see to it that management of the Subsidiaries and Indirect Subsidiaries shall, between the date hereof and the Closing Date, grant to Buyer and its advisers any information reasonably requested by it and shall grant Buyer access to the respective premises, books and records of the Subsidiaries and Indirect Subsidiaries as reasonably requested by Buyer.

       Any investigation pursuant to this paragraph shall be conducted in a such a manner as not to interfere unreasonably with the business and operations of the Subsidiaries and Indirect Subsidiaries. Any investigation conducted on the premises of the Subsidiaries or Indirect Subsidiaries shall be conducted only after oral or written notice to Seller, the Subsidiaries or Indirect Subsidiaries.

2.     Operations of the Subsidiaries, etc.
       ------------------------------------

       Seller shall see to it that:

       2.1 From the date hereof, each of the Subsidiaries and Indirect Subsidiaries shall operate its respective business exclusively in the ordinary course and in accordance with the budget and financial plans previously submitted to Buyer for approval and approved by Buyer.

              The Subsidiaries and Indirect Subsidiaries shall notify Buyer of each and any intended material deviation from such budgets and financial plans approved by Buyer and of each and any measure outside the ordinary course of business, and shall not implement such measure if Buyer opposes thereto within five business days as of the respective notification. This clause does in no event imply any representation, warranty, undertaking or similar by Seller that the Subsidiaries and Indirect Subsidiaries actually meet the said budgets and financial plans.

       2.2 Each of the Subsidiaries and Indirect Subsidiaries shall, until the Closing Date, use its best efforts to continue its operations within its ordinary course of business as previously carried on and, in consistence with such continuation of the ordinary course of business, to preserve its relationships with present employees and business partners as well as the reputation and business organization of the Subsidiaries and Indirect Subsidiaries.

       2.3 Each of the Subsidiaries and Indirect Subsidiaries shall use its best efforts to continue in effect, until immediately following the Closing Date, all present insurance coverage with respect to its assets, business operations and employees.

       2.4 Each of the Subsidiaries and Indirect Subsidiaries shall comply with, and shall not be in default or violation in any material respect under, any law, regulation, decree or order.

       2.5 Each of the Subsidiaries and Indirect Subsidiaries and Seller shall refrain from taking any action, and shall not suffer to exist any event or occurrence, which would render any representation and warranty of the Seller under Sections 5 and 6 above materially inaccurate at any time between the date hereof and the Closing Date. Seller shall promptly notify Buyer of any material changes of the facts and circumstances underlying the warranties under Sections 5 and 6 above in the time period from the date hereof until the Closing Date. Seller shall further promptly notify in writing Buyer of any breach of warranty or condition or obligation hereunder. Seller shall not make or permit any distribution of property or assets to Seller or declare, pay or set aside for payment any dividend (of any kind or nature) or distribution with regard to the Shares.

3.     Monthly Financial Statements
       ----------------------------

       Seller shall deliver to Buyer unconsolidated (unaudited) quaterly balance sheets of the Subsidiaries as of September 30, 2000 and unconsolidated monthly statements of income for the time period September 2000 until the Closing Date ("Monthly Financial Statements").

4.     Taxation
       --------

       4.1.   Accruals and Payments
              ---------------------

              Seller shall cause to be prepared and filed all tax returns and reports with respect to the Subsidiaries and Indirect Subsidiaries for all tax periods prior to the Closing Date. Seller shall cause to be timely paid all taxes to which such returns relate for all periods covered by such returns, except to the extent that an accrual for such taxes is reflected in the Interim Financial Statements. Upon the Closing, such obligation shall pass to Buyer.

       4.2    Cooperation
              -----------

              After the Closing Date, Seller and Buyer shall make available to any tax authority (and, if this is reasonably requested, also to each other) all information, records or documents relating to tax liabilities or potential tax liabilities of the Subsidiaries for all periods prior to or including the Closing Date and shall preserve all such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. Notwithstanding any other provisions hereof, each party shall bear its own expenses in complying with the foregoing provisions.

5.     Registered Trademarks and Domain Names
       --------------------------------------

       The Subsidiaries and Indirect Subsidiaries may continue for a period of 180 days after the Closing Date to use the following trademarks and domain names:

       (a) The registered trademarks of Seller "Life Boat" and "Programmer's Paradise"

              and

       (b)    Europe:                PROGRAMMERS-PARADISE.COM
              The Netherlands:       PARADISE.NL
              Germany:               PROGRAMMERS.DE

              Italy:                 LIFEBOAT.IT; PPARADISE.IT
              France:                PROGRAMMERS.FR
              U.K.:                  PPARADISE.CO.UK; PROGRAMMERS.CO.UK

       As between the parties the Subsidiaries and Indirect Subsidiaries will have exclusive use of the domain names:

              Europe:                LOGICSOFT.COM
              The Netherlands:       LOGICSOFT.NL
              Germany:               LOGICSOFT.DE; ISPD.DE
              Austria:               ISPA.CO.AT; LOGICSOFT.AT; LOGICSOFT.CO.AT
              France:                LOGICSOFT.FR
              U.K.:                  SYSTEMSCIENCE.CO.UK

6.     Change of Company Names
       -----------------------

       Buyer shall procure, within 180 days from the Closing Date, that "Programmer's Paradise" is deleted from all corporate and business names of the Subsidiaries and Indirect Subsidiaries.


                                   Section 10
                    Covenant Not to Compete; Confidentiality

1. For a period of two years following the Closing Date, Seller shall not engage in any activities in the Territory which intends, or might result in, any kind of direct or indirect competition with the current Business Activities of the Subsidiaries and Indirect Subsidiaries, as described in
       Section 1 paragraph 4 above. In particular, Seller shall not set up or acquire or participate in any company or other business which directly or indirectly competes with the current Business Activities of the Subsidiaries and Indirect Subsidiaries, nor shall it extend advice to such company or business.

       The foregoing covenant not to complete shall, however, not restrict Seller's ability to continue to accept international orders received by Seller via its Programmer's Paradise internet website that relate to so-called wrapped-up products, and to carry out such orders, provided that no existing customers of the Subsidiaries and Indirect Subsidiaries are serviced with whom volume licensing agreements have been concluded. Nothing herein shall, however, restrict Seller's ability to service customers in the Territory, if the business volume with such customers in the Territory does not exceed DM 1 million per year.

       Seller, however, undertakes to refrain, within its obligation not to compete, from any active advertising and any active soliciting of customers in the Territory, in particular not to directly or indirectly send catalogues and other advertising materials from the U.S. to customers in the Territory and not to direct active advertising to the Territory from its internet platform.

2. If Seller breaches the covenant not to compete set forth in paragraph 1 above and does not remedy such breach within 4 weeks from the respective notification of any such breach by Buyer, Seller shall pay to Buyer liquidated damages for each individual breach (excluding the notion of "continued breach" [Fortsetzungszusammenhang]) in the amount of Euro
       __________ (in words: _________ Euro). If one breach extends over a longer period of time, Seller shall pay additional liquidated damages in the amount of Euro ___________ (in words: _________ Euro) for each and any additional month of such breach. Buyer's right to assert higher damages, if any, incurred by it or by the Subsidiaries or Indirect Subsidiaries and Buyer's right to seek injunctive relief shall be unaffected.

3. During a period of three years from the Closing Date, Seller shall keep secret and confidential all and any information it possesses relating to the Subsidiaries and Indirect Subsidiaries and their respective businesses, unless such information is generally available within the public domain or Seller is required by law or under the rules of any stock exchange or securities market to disclose such information, and Seller shall not make use of such confidential information for its own benefit or the benefit of others.

       Know-how that is used by the Subsidiaries and Indirect Subsidiaries but is attributable to Seller may be continued to be used by Seller outside the Territory; with regard to such know-how, however, Seller undertakes to refrain from applying for any intellectual-property-rights protection within or for the Territory.


                                   Section 11
                               Condition Precedent

1. The supervisory board of Buyer has consented to this Agreement; an excerpt from the respective minutes of the supervisory board meeting is attached hereto as Schedule 11.1.

2. The legal effect of this Agreement is subject to the satisfaction of the following condition precedent:

       The stockholders of Seller shall have consented to this Agreement;

       Seller shall promptly, after its stockholders' consent has been obtained, notify Buyer of the satisfaction of the condition precedent in writing, attaching a copy of the respective resolution of consent.


                                   Section 12
      Conditions to Closing; Steps to Be Taken with Regard to the Closing;
               Consummation of this Agreement on the Closing Date

1.     Conditions to Closing
       ---------------------

       Provided that this Agreement becomes effective, the Closing shall occur after the following conditions have been satisfied:

       1.1    Conditions for Buyer
              --------------------

              Buyer's obligation to close is subject to the following conditions which, with the exception of the condition pursuant to Item 1.1.5 below, may be waived by Buyer.


       1.1.1  Representations and Warranties and Obligations by Seller
              --------------------------------------------------------

              The representations and warranties by Seller set forth in Sections 5 and 6 above are true and correct as of the Closing Date.

              Seller shall have complied with all material obligations arising out of this Agreement, in particular the obligations under Section 9 items 1 through 4.1 above, until the Closing Date. Seller shall have obtained all necessary consents, approvals, authorizations and waivers required to assure the continuance of the relationships of the Subsidiaries with their existing customers and suppliers pursuant to Section 6 paragraph 2 above and has given all notices and made all filings and disclosures pursuant to
              Schedule 6.2 hereto.

       1.1.2  Shareholders Resolutions and Declarations of Consent
              ----------------------------------------------------

              Seller shall have obtained all consents, approvals, authorizations and waivers of any company, its boards and committees, its shareholders meetings or individual shareholders or third parties required for the transfer of the sold Shares under applicable law or the respective articles of association (Gesellschaftsvertrag or Satzung) of the respective Subsidiary, as set forth in Section 6 paragraph 2 above and on Schedule 6.2 hereto, and Seller has delivered the pertinent documentation to Buyer.

       1.1.3  Monthly Financial Statements
              ----------------------------

              Seller shall have delivered to Buyer the unconsolidated unaudited Monthly Financial Statements.

       1.1.4  Clearance from European Union Competition Authorities and Others
              ----------------------------------------------------------------

              Buyer shall have received the necessary clearance from all national and European Union competition and other regulatory authorities in connection with the transactions contemplated by this Agreement or, respectively, all statutory deadlines (as extended with the consent of the parties) for the prohibition of the transactions shall have expired.

       1.1.5  Legal Opinion
              -------------

              Buyer shall have obtained legal opinions relating to certain corporate law and other legal matters concerning the Subsidiaries and Indirect Subsidiaries from counsel to Seller in the respective jurisdictions in substantially the forms set forth in Schedule
              12.1.1.5 hereto.

       1.1.6  Other Matters
              -------------

              Seller shall have furnished, or caused to be furnished, to Buyer such certificates and other evidence as Buyer may have reasonably requested as to the satisfaction of the conditions contained in this sub-paragraph 1.1 and as to such other matters as Buyer may reasonably request.

       1.2    Conditions of Seller
              --------------------

              Seller's   obligation   to  close  is  subject  to  the  following
              conditions which may be waived by Seller.

       1.2.1  Down Payment
              ------------

              Buyer  shall  have paid to Seller  the Down  Payment  set forth in
              Section 4 item 2.1 above.

2.     Steps to Be Taken with Regard to the Closing
       --------------------------------------------

       2.1    Efforts of Seller to Satisfy Buyer's Conditions
              -----------------------------------------------

              Seller shall use all necessary efforts to satisfy Buyer's conditions pursuant to item 1.1 above, insofar as this is within Seller's control (provided, however, that in case of item 1.1.5 above Seller shall only assist Buyer).

       2.2    Clearance by Competition Authorities
              ------------------------------------

              Immediately following the date of execution of this Agreement, Buyer (if required, jointly with Seller) shall notify all national and European Union competition and other regulatory authorities whose approval may be required in connection with the transactions contemplated by this Agreement, and shall use all reasonable efforts in order to obtain clearance. Buyer (if required, jointly with Seller) shall make all filings and take all actions necessary to comply with applicable law and the rules and regulations of such authorities and to ensure the timely approval by such authorities of the transactions contemplated hereby.

3.     Consummation of this Agreement on the Closing Date
       --------------------------------------------------

       3.1 Seller shall transfer and convey the Shares in accordance with all formal requirements to be observed pursuant to the laws of the respective jurisdictions to Buyer and shall deliver to Buyer all documents required under the laws of the respective jurisdictions for the transfer of the Shares. Further, Seller shall deliver to Buyer all documents to be delivered pursuant to sub-paragraph 1.1 above insofar as this has not yet been done before.

       3.2 Seller shall deliver to Buyer a letter of credit/bank guarantee pursuant to Section 8 paragraph 7 above.

       3.3    Buyer shall pay to Seller the Closing Purchase Price.

       3.4 The transfer of the Shares and delivery of the letter of credit/bank guarantee pursuant to Section 8 paragraph 7 above, on the one hand, and the payment of the Closing Purchase Price, on the other hand, shall occur pari passu (Zug um Zug).

       3.5    Taxes,   fees  and  costs,  also  including   notary's  costs,  in
              connection with the transfer of the Shares, shall be borne by Buyer.

       3.6 The notary recording the transfer of the Shares in the Subsidiaries listed in Section 1 items 1.1 and 1.2 above shall be requested to notify the transfer of the Shares to such Subsidiaries pursuant to Section 16 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschrankter Haftung) and to file updated shareholders' lists with the registry courts. Insofar as notices, filings or registrations should be necessary for the transfer of the Shares in the other Subsidiaries, the notaries acting in this respect shall be requested to see to such notices, filings or registrations, or the parties shall take the required steps themselves.


                                   Section 13
                                Termination Right

1.     Cut-Off Date
       ------------

       In the event that the Closing shall not have occurred on or before December 31st, 2000 (the "Cut-Off Date"), then either Buyer or Seller shall have the right (provided in each case that such party is not in breach of one of its material obligations under this agreement), exercisable at any time after such date by notice in writing, to terminate this Agreement and its obligations. In the event the Closing has not occurred until the Cut-Off Date because (i) the necessary clearance by all competent competition authorities has not yet been obtained, or (ii) delays in clearance of proxy material by the US Securities and Exchange Commission (SEC) shall have delayed the consent of Seller's stockholders scheduled for December 10, 2000, insofar as this occurred for reasons without and beyond the parties' control, then the termination right by either party may not be exercised prior to February 16, 2001.

2.     Prior Breach of Contract
       ------------------------

       In the event that, prior to the Cut-Off Date, any party is in material breach of its obligations under this Agreement (and such breach cannot be reasonably cured, or the breaching party is not taking reasonable efforts to cure the breach) (the "Breaching Party"), then, so long as the other party (the "Non-Breaching Party") entitled to the benefit of such obligations is not in default of its obligations under this Agreement, the Non-Breaching Party shall have the right to terminate this Agreement, unless it has waived its rights arising from the other party's breach of contract in writing prior to exercising its right to terminate this Agreement.

3.     Reservations and Extinction of Further Rights
       ---------------------------------------------

       In the event of a termination of this Agreement pursuant to paragraph 2 above, all rights of whatsoever nature of the Non-Breaching Party against the Breaching Party arising out of the breach of contract shall be unaffected. The failure to assert rights arising out of breach of contract, or the failure to enforce individual provisions of this Agreement, shall not affect the right of either party to enforce this Agreement according to its terms. If the Closing takes place in spite of a prior breach of contract, all and any rights except those set forth in
       Section 8 in conjunction with Sections 5 - 7; 9 items 4.2 and 5; and 10 shall be precluded.


4.     No Closing; Return of Documents
       -------------------------------

       In the event the Closing does not occur and this Agreement is terminated, Seller and Buyer shall treat in confidence (and not use to the detriment of the other party) all documents, materials and other information which they shall have obtained regarding the Subsidiaries or the Seller or the Buyer during the course of the negotiations leading to the transactions contemplated hereby or the due diligence investigation in preparation of this Agreement. All copies of non-public documents and materials shall be returned.


                                   Section 14
                                     Notices

1.     Notices
       -------

       All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand; (ii) five days subsequent to mailing if mailed by certified or registered mail, with postage prepaid; (iii) two days subsequent to pick-up by courier if sent by a nationally or internationally recognized overnight courier service that regularly maintains records of items picked up and delivered; or (iv) when transmitted by telecopier, provided that a written acknowledgement of receipt signed by or on behalf of the recipient of the telecopy is transmitted back to the sender by the recipient. All notices shall be sent as follows:

       If to Seller:

                     Programmer's Paradise, Inc.
                     1157 Shrewsbury Avenue
                     Shrewsbury, New Jersey  07702-4321
                     Attention:  William H. Willett
                     Telecopy: .....................

       with copies to:

                     Dechert
                     30 Rockefeller Plaza
                     New York, New York  10112
                     Attention:  Fredric J. Klink, Esq.
                     Telecopy:  +1-212-698-3599

                     Holters & Elsing
                     Immermannstr. 40
                     40210 Dusseldorf
                     Germany
                     Attention:  Siegfried H. Elsing
                     Telecopy: +49-211-353928

       If to Buyer:
                     P.C. Ware Information Technologies AG
                     Blochstra(beta)e 1
                     04329 Leipzig
                     Germany
                     Attention:  Dr. Knut Loschke
                     Telecopy:  +49-341-25-68-999

       with a copy to:

                     RolfsPartner
                     Brandvorwerkstr. 72
                     04275 Leipzig
                     Germany
                     Attention: Stephan Schilling
                     Telecopy: +49-341-3980179

       Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed.


                                   Section 15
                              Public Announcements

       Prior to the Closing Date, any public announcement regarding the execution of this Agreement or the disclosure of this Agreement or of parts thereof - both in writing and orally - shall only be made with the other party's prior written consent. This does not apply to notices required for the satisfaction of the condition to Closing pursuant to
       Section 12 item 1.1 above, and any disclosures that Seller and/or Buyer are obliged to make under applicable law or in light of its respective status as a publicly traded company.


                                   Section 16
                                  Miscellaneous

1.     Entire Agreement
       ----------------

       This Agreement together with the schedules hereto and the other documents executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement between Buyer and Seller with respect to the sale and purchase of the Shares in the Subsidiaries and supersedes all prior arrangements or understandings between the parties [also including the Letter of Intent]. There are no oral side-agreements relating to this Agreement.

2.     Headings
       --------

       The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

3.     Written Form
       ------------

       Modifications or amendments of this Agreement shall be in writing insofar as notarial deeds are not required. This shall also apply to the preceding sentence.

       Each and any waiver of a provision or condition hereunder shall also be in writing.

4.     Third-Party Rights
       ------------------

       This Agreement shall not create any rights of third parties.

5.     Severability
       ------------

       Should a provision of this Agreement be or become invalid or unenforceable, this shall not affect the validity of the remainder of this Agreement. The parties undertake to promptly replace an invalid or unenforceable provision by a valid and enforceable provision which comes closest to the economic objective of the provision to be replaced. The same shall apply if this Agreement should be contain a gap. The parties undertake to make all declarations required in this respect in notarial deeds, should this be necessary.

6.     Applicable Law
       --------------

       The  transactions   contemplated  hereunder  shall  be  governed  by  the
       substantive laws of the Federal Republic of Germany (under exclusion of the conflict-of-laws provisions).

7.     Settlement of Disputes
       ----------------------

       All disputes arising in connection with this Agreement or in view of its validity and which cannot be settled by amicable agreement shall be finally adjudicated in accordance with the Rules of Arbitration of the German Institution of Arbitral Jurisdiction (Deutsche Institution fur Schiedsgerichtsbarkeit e.V.) (DIS), without recourse to courts of law. The court of arbitration can also finally decide on the validity of the present arbitration agreement. The venue of the court of arbitration shall be Dusseldorf, Germany. The languages of the proceedings shall be German and English. The costs of such arbitration shall be allocated in accordance with the win/loss ratio.

8.     Costs
       -----

       All taxes in connection with the execution and implementation of this Agreement and the costs relating to the execution and notarisation of this deed shall be borne by Buyer. Above and beyond that, either party shall bear the costs of its own advisors and the costs of negotiations, the execution and implementation of all measures necessary for the consummation of this Agreement and required to be effectuated by such party.

9.     Governing Language
       ------------------

       The governing language of this Agreement shall be German. The English translation attached hereto shall only be used, should the German text contain a gap or be ambiguous.

10.    Other Matters
       -------------

       Appearant 1 declared:  The Subsidiaries referred to under Section 1 items
       1.1 and 1.2 above do not own real estate in Germany.


       Any declarations of consent relating hereto will become effective as soon as they are received by the acting Notary or his officially appointed deputy.


       [Notary's instructions omitted]

       IN WITNESS WHEREOF, this Deed was read to the Appearants, was approved by them, and was personally signed by them and the acting Notary, as follows:

                                                                        ANNEX II


                                FAIRNESS OPINION

THIS DOCUMENT IS NOT COMPLETE AND IS SUBJECT TO CHANGE. THE OPINIONS AND OTHER INFORMATION HEREIN MAY NOT BE RELIED UPON UNTIL THIS DOCUMENT IS DELIVERED IN FINAL FORM TO THE BOARD OF DIRECTORS OF THE COMPANY.


                                                                 DRAFT 10/20/00
                                                               October __, 2000


Board of Directors
Programmer's Paradise, Inc.
1157 Shrewsbury Avenue
Shrewsbury, NJ 07702-4321

Gentlemen:

We understand that Programmer's Paradise, Inc. ("Programmer's" or the "Company") and PC-Ware Information Technologies AG ("PC-Ware") propose to enter into an Agreement for the Sale and Purchase of Shares which will provide, among other things, for the sale ("Sale") of Programmer's European subsidiaries (the "Subsidiaries") to PC-Ware. Under the terms set forth in that certain draft Agreement for the Sale and Purchase of Shares, dated October __, 2000 (the "Agreement"), PC-Ware will pay Programmer's Euro 14,500,000 (the "Purchase Price") for the shares of the Subsidiaries. The terms and conditions of the Sale are set forth more fully in the draft Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

You have asked for our opinion as to whether the Purchase Price to be received by the Company is fair from a financial point of view to the Company.

For purposes of this opinion, we have reviewed the Agreement and a draft of the Company's preliminary proxy statement relating to the Sale, dated November 19, 2000, and analyzed certain publicly available financial statements and other information of the Company and analyzed certain internal financial statements and other financial and operating data and financial forecasts (the "Forecasts") for the Subsidiaries, in each case, prepared by the Company's management. We have held discussions with members of senior management of the Company regarding the financial information referred to above, as well as the strategic rationale for, and the potential benefits of, the Sale and the past and current business operations, financial condition and future prospects of the Subsidiaries, before and after giving effect to the Sale. We have reviewed the pro forma impact of the Sale on the Company's financial statements, and we have analyzed the relative contributions of the Subsidiaries to the Company. In addition, we have reviewed the reported price and trading activity for the Company Common Stock, reviewed certain historic operating information provided by the Company, compared certain financial information including market prices and valuation multiples for the Company and the

Programmer's Paradise, Inc.
Page 2 of 3
October __, 2000


Subsidiaries with similar information for certain other publicly traded companies that we considered most comparable, reviewed the financial terms, to the extent available, of certain recent business combinations of computer hardware and software resellers and performed such other studies and analyses as we considered appropriate under the circumstances for rendering this opinion.

For purposes of rendering this opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information reviewed or received by and discussed with us in connection with our review of the Sale, including, without limitation, the assessment by the Company's management of the Company's technologies and products and the validity of, and risks associated with, its existing and future products and technologies. In rendering this opinion, we have assumed, with your consent, that the Forecasts (and the assumptions and bases therefor) have been reasonably prepared in good faith and on a basis reflecting the best currently available estimates, assumptions and judgments of the management of the Company as to the future financial condition and performance of the Company and the Subsidiaries.

In providing this letter, we have also assumed, with your consent and without independent verification, that (i) the representations and warranties of the parties in the Agreement are true and correct as of the date hereof, (ii) the Sale will have the tax, accounting and legal effects contemplated in the Agreement, (iii) there has been no material change in the assets, financial condition, business and prospects of the Company or the Subsidiaries since the date of the most recent financial statements made available to us, (iv) the historical financial statements of each of the Company and the Subsidiaries reviewed by us have been prepared and fairly presented in accordance with generally accepted accounting principles consistently applied, and (v) all conditions to the consummation of the Sale will be fulfilled and the Sale will be consummated in a timely manner.

In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Subsidiaries and we have not been furnished with any such evaluation or appraisal, nor have we conducted a physical inspection of the properties or facilities of the Subsidiaries. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Sale, and our opinion is limited to the fairness, from a financial point of view to the Company, of the Purchase Price. Our opinion does not address the relative merits of the Sale as compared to any alternative business strategy that might be available to the Company nor does our opinion address the Company's underlying business decision to effect the Sale or constitute a recommendaton of the Sale to the Company or its stockholders. This letter is not intended as a substitute for the exercise of the business judgment of the Board of Directors of the Company in reviewing the Sale. Finally, our opinion does not constitute an opinion or imply a conclusion as to

Programmer's Paradise, Inc.
Page 3 of 3
October __, 2000


the current price per share of the Company Common Stock or the price at which Company Common Stock will trade at any future time.

Our opinion is based upon market, economic and other conditions as they exist and can be evaluated on the date hereof, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after that date. It should be understood that subsequent developments may affect the conclusions expressed in this opinion.

Based upon and subject to the foregoing and based upon such other matters as we considered relevant, it is our opinion that as of the date hereof, the Purchase Price is fair, from a financial point of view, to the Company.

We are acting as the Company's financial advisor in connection with the Sale and will receive a fee for our services, including the rendering of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of our engagement. In the past, we and our affiliates have provided financial advisory and financing services for the Company and have received fees for the rendering of these services. In addition, in the ordinary course of our business, we may actively trade in the Company Common Stock for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities.

The foregoing opinion letter is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated herein and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote, or take any other action, with respect to the Sale or any matter related thereto. This opinion is not intended to confer any rights or remedies upon any employee, creditor, stockholder or other equity holder of the Company or any other party. Our opinion is not to be disclosed to or relied upon by any other person (including any stockholder of the Company) or used, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with, included in or referred to in whole or in part in any publicly available statement or document, except in accordance with our prior written consent.



                                            Very truly yours,